UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
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Recursion Pharmaceuticals, Inc.
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# About Recursion

**Our Mission**:
Decode biology to radically improve lives

We are a clinical pharmatech company building the world's largest proprietary biological and chemical data atlas and applying machine learning to distill hundreds of billions of searchable relationships across biology and chemistry, unconstrained by human bias.

**We're industrializing drug discovery and development.**

A Letter from Our
Co-Founder and CEO
Dear Investor,
Last spring, I wrote our first public letter to shareholders as part of our IPO prospectus. In that letter I aimed to introduce you to Recursion by explaining our mission, our vision and by giving you a sense of the kind of company we strive to build.
Here, in our first annual shareholder letter, and in each annual shareholder letter going forward, I will lay out for you as transparently as possible the key achievements and challenges we faced over the prior year. In addition, I will also lay out many of the most critical questions and areas of strategic interest for us looking forward. While perhaps uncommon today, I feel that candor is a critical ingredient in achieving our mission. We are in the earliest innings of what I believe will be a fundamental transformation of the biopharma industry in the coming decades. We will be aggressive in our aim to lead this shift and we will undoubtedly have both successes and failures. With transparency, I hope to create long-term trust between us and our shareholders, as well as to maximize the proportion of like-minded, long-term investors in our shareholder base. You should know what kind of company we are today and aim to become in the future as you consider joining or continuing to be a part of our mission as a shareholder.
Now that the purpose of this letter is clear, and an expectation for transparency has been established, let me share with you how we grew as a company in 2021, what we accomplished, what challenges we faced, and what we are focused on in 2022 and beyond.

2021 – The Year of the Map
When we founded Recursion in 2013, we had a few key hypotheses including:
a.Images, combined with sophisticated computational approaches, could give rise to a new kind of -omics that would be less expensive, more scalable and somewhat orthogonal to previously established high-dimensional datasets.
b.In biology, structure suits function, and as such the new image-based omics we were establishing (phenomics) could be useful in building scalable models of not just the what of biology, but also the how.
c.If the two hypotheses above are true, and if we could both scale and create relatability of data across time and between experiments, then we could build a map of biology and navigate that map to discover new medicines with less bias, more speed and more scale, ultimately industrializing drug discovery.
In the years since, we convinced ourselves (and our partners, investors and other stakeholders) that the first two hypotheses were likely to be true. Fast forward to mid-2020, with tens of millions of experiments and several petabytes of proprietary phenomics data in our hands, it felt like we were on the precipice of making an early judgment about our third and most critical founding hypothesis. Using data from a small subset of CRISPR-based gene knockout and small molecule profiling experiments, we built our first real map of biology in which we used machine learning and AI to predict how any two tested genes or molecules might interact with each other, even without physically testing them together. This was a seminal moment for Recursion - if we could predict whether different actions on biology (e.g. a gene knockout, addition of a protein or a small molecule) might interact with other actions on biology without testing all possible combinations, we could scale our exploration exponentially; the results of a set of physical experiments that might take 1,000 years to conduct using our previous approach could now be predicted after just a few months worth of data generation, and the best of those predictions could potentially be navigated to new medicines.

In the late fall of 2020, we started reading out the first validation experiments from predictions made from our map. In some cases these experiments were conducted in animal models after just a prediction of a novel relationship in our nascent map of biology. While many validatory experiments failed, many were also successful - many more than would be successful by chance - and the scale of hypotheses that we could identify and explore seemed to have improved notably. In a variety of animal models in oncology, for example, we demonstrated several new potential mechanisms which generated complete responses, and in some cases we had gotten to these results directly from a predicted relationship between a novel target and known oncological drivers in our map. This was enough for us to declare 2021 the Year of the Map, and we rapidly began shifting internal discovery capabilities from our previous brute-force search approach (try all possible combinations of potential drugs against each disease model) to our new approach of mapping and navigating biology.
As a result, in 2021, our teams were spending as much time learning how to map and navigate biology as they were launching and advancing new programs. As a larger number of programs reached more advanced stages of pre-clinical development, we were bandwidth constrained across several key teams. As a result, our pipeline grew and advanced only marginally during 2021. However, the investments made in new people, processes, and approaches in 2021 have prepared us to execute against many new and existing programs in our internal and partnered pipelines in 2022. These advances laid the groundwork for 2022, the Year of Maps to Medicines.

Map-Based Partnering Strategic Partners
While the first use case for our mapping and navigating technology was to support our internal pipeline, the sheer scale enabled by this approach also expanded the universe of potential collaborations we could deliver against. The first such deployment of our mapping and navigating technology would actually be an addition to our ongoing work with Bayer.
In September of 2020, when we signed our partnership with Bayer to attempt to initiate more than 10 new programs in fibrosis, our new approach to mapping and navigating biology had barely taken root within Recursion. Over the first year of that collaboration, with multiple programs advancing simultaneously and a strong relationship between our teams, we approached Bayer about the opportunity to expand our partnership, both in terms of the number of programs we might initiate and the potential to apply our new mapping and navigating tools to explore the interaction space of biology and chemistry more rapidly and broadly. In December of 2021, we announced an expansion of the partnership to more than a dozen programs, but perhaps more notably, the expansion of our partnership included for the first time the use of our map-based approach as an option by which we could prioritize new programs with our colleagues at Bayer. We are excited to be well on our way to mapping Bayer’s compound library and are already identifying map-based relationships that we think will be of interest to our colleagues there.

Bayer Roche/Genentech	Furthermore, as we entered 2021 and thought about the power of our map-based approach, we wanted to deploy it against some of the toughest areas of biology where traditional approaches have struggled the most. Neuroscience was just such a space, and in December we also announced a transformative partnership with Roche and Genentech in neuroscience and one indication in oncology. Rather than approach neuroscience and this oncology indication with a specific set of hypotheses informed by the literature, over the coming years we will build maps of biology across the genome and hundreds of thousands of small molecules.

Our aim together is to explore up to 40 new medicines across neuroscience and this single oncology indication using these maps. What’s more, our colleagues at Roche and Genentech will be contributing single-cell sequencing datasets to the efforts and they will collaborate with us to use these and our datasets to build new multi-modal maps of biology that we together hope will provide even better fidelity, resolution and translational potential. This partnership represents not only one of the largest exploratory scientific collaborations in biopharma history, but also the potential for critical revenue for Recursion with $150M upfront, milestones for map-building and data-sharing that could exceed $500M, research, development, commercialization and net sales milestones on up to 40 programs that could exceed $300M per program and mid- to high-single digit tiered royalties on net sales for products commercialized from this work together. We are thrilled by the progress to date between our teams and look forward to pioneering new approaches together.
Moving forward, we will continue to pursue a limited number of strategic partnerships in areas of biology, as we have done in fibrosis and neuroscience, where we believe the deep expertise and resources of our partners will be critical for success. We will not be in a rush to sign such partnerships, however; we will focus on those that provide an opportunity for us and our partner to bring new medicines to patients in ways we or they might not be able to do alone.

2021 – a Year of Foundational Building and Strategic Growth
Our mission is to Decode Biology to Radically Improve Lives. It is purposefully audacious, expansive, and impactful. We are capitalizing on the near simultaneous convergence of near exponential improvements in diverse areas of science and technology that will make this the Century of Biology. Taking advantage of this opportunity at scale requires both capital and talent.
In the first quarter of 2021, significant work at Recursion was focused on executing a successful initial public offering. In April we raised more than $500M in gross proceeds to significantly expand our resources and protect our mission. The resources of our IPO and our partnerships means that we can invest in extraordinarily talented Recursionauts with a wide variety of backgrounds. In 2021, we more than doubled the size of our team to approximately 400 employees. The most intense areas of growth were in our clinical development organization as well as across our biology, chemistry, digital chemistry, software engineering, and data science teams. Many of our new employees were hired in anticipation of the significant neuroscience collaboration we signed at the end of the year with Roche and Genentech, and as a result, we were able to make tangible progress against key challenges even before the collaboration officially debuted so that we could hit the ground running at full speed upon the close of the deal.
The growth of our clinical development team from approximately 4 people at the start of 2021 to more than 30 people at the end of the year was particularly essential to prepare and shepherd multiple clinical programs in our pipeline into phase 2 or phase 2/3 studies, as well as to create the foundation for the systems and processes to begin to guide a growing set of new clinical programs including our C. difficile program and potentially multiple oncology programs and others advancing through the pipeline.

In 2021, we more than doubled the size of our team to approximately 400 employees.

Growth
In addition to the growth of our team, our Recursion Data Universe continued to grow, from approximately 6.8 petabytes at the end of 2020 to nearly 13 petabytes at the end of 2021. Perhaps more importantly, the types of data in our Data Universe also grew substantially, with the addition or expansion of significant new transcriptomic, proteomic, and invivomic datasets alongside more rigorous digital warehousing of our now broadened bespoke assay data. For the first time, these multi-modal datasets are allowing us to begin to combine our Maps of Biology into an Atlas of Biology. The number of predicted relationships in our growing maps of biology also grew exponentially from 13 billion to more than 200 billion.
Finally, while we are very efficient with space at Recursion, we expect new laboratory-based technologies and team members to join us in the coming years that required us to make investments to more than double our office and lab space in Salt Lake City, as well as to open small offices in Toronto and Montreal, where we plan to continue the growth of our technology teams. We expect these new facilities, spanning offices to analytical chemistry to biobanking to automated microsynthesis, to be ready for use from mid-2022 through 2023.

6.8 PETABYTES at the end of 2020 á13 PETABYTES at the end of 2021

2021 In Review: Challenges
Operating as a public company is, not surprisingly, more complex than operating as a private company. It brings with it new opportunities, but also new challenges for the organization. Add to this our rapid growth in 2021, moving the entire research enterprise to mapping and navigating biology as well as a smoldering pandemic that necessitated temporarily closing our offices to non-lab workers and it becomes clear that 2021 presented no shortage of challenges for our team. Our team encountered and overcame these challenges with maturity and resilience.
While our culture of caring for each other and our ‘one Recursion’ mindset was a stabilizing force, the single most important shift we made was evolving how we work from a function-first mentality to a project or goal-first mentality. Our new operating model was designed primarily by our President and COO Tina Larson and her team. Though rolling out a new operating model is a challenge, most of our teams have made extraordinary progress in living the principles of the model. While employees still report through their functional managers, who handle career development and partner in motivating and coaching employees, work is primarily prioritized and delivered through one of multiple cross-functional leadership teams focused on specific goals or projects at Recursion. As we continue to tune this new operating model, I believe that we will continue to maximize the likelihood of success for Recursion.
Perhaps the most challenging aspect of 2021 was the simultaneous build of our clinical development team while preparing to launch multiple clinical studies. As we announced recently, we made the decision to delay the start of our GM2 gangliosidosis phase 2 trial to explore a more robust dose optimization experiment in a sheep model of Tay-Sachs disease. This decision was driven by noise in the potency of REC-3599 in experiments conducted in patient-derived fibroblasts that raised the possibility that our planned dosing regimen may not be efficacious in certain patients. While noisiness in patient-derived fibroblast studies is common, because we plan to dose infants in this study, we decided that the right decision was to take a conservative approach and maximize our confidence in dose selection before beginning the trial. Despite this delay, we remain excited about the underlying science discovered using the first generation brute force approach in GM2, and our other trials are set to begin on-time or with only very modest delays. In the face of supply-chain delays and ongoing challenges with SARS-CoV-2 in the healthcare system, we are excited to have already initiated our first phase 2 program in cerebral cavernous malformation, and to be nearing initiation of our NF2 and FAP programs.

We have the resources to deliver towards our mission, create value and grow conscientiously.	We try to be aggressive and opportunistic in our growth at Recursion; after all, there is a LOT to build. As a result, in 2021 we explored multiple acquisition targets that would augment or accelerate our mission. Due to the challenges within capital markets at the end of 2021, we were deliberate with our resources and chose not to complete such deals. We also made the decision to slow certain longer-term oriented growth strategies for 2022, such as the creation of Induction Labs, and instead, focus on delivering value through near term (our internal pipeline) and medium term (our collaborations with Bayer and Roche) value drivers. Due to our successful IPO, upfront payment of $150M from the Roche and Genentech collaboration in January 2022 and the potential for further milestone payments from our partnerships in the near and medium term, we have the resources to deliver towards our mission, create value and grow conscientiously.

Key Foci Moving Forward
Looking beyond 2022 and near-term execution across our pipeline and partnerships, there are two main areas of strategic focus, planning and exploration for us.
First is the continuing evolution and expansion of our Recursion OS to eliminate discovery and translation bottlenecks at scale. Over the past 8.5 years, we have built an extraordinarily capable system for target discovery and hit identification across biology and a growing library of chemical compounds. However, this is just the beginning. Turning our hits into leads and development candidates still requires significant bespoke effort. We are confident that there are many tools we can build or buy to improve this process, but the most critical will be the completion of an iterative cycle of new chemical entity improvements combining digital chemistry with automated microsynthesis capabilities. We have already built a small team and several tools in the digital chemistry space, and we will continue to expand on this work. We have also made very early investment in automated microsynthesis capabilities with key hires, and that team is evaluating the best strategy for building out this compelling capability in the coming years. Success here would enable us to take hits from our platform, prioritize new chemical entities of interest to improve on key properties, and then rather than waiting months for synthesis of those compounds from partners, we could synthesize them onsite in small quantities to immediately test back on the platform. This compressed iterative cycle may allow us to advance new chemical entities much more quickly. In addition, we could significantly expand our early predictive ADMET capabilities in this space, further improving our ability to bring new medicines forward at scale.
The second key area of longer term focus is the evaluation of our business model; as we lead the growing pharmatech sector, the optimal model for growing businesses like ours and delivering value to patients is still uncertain. There are two distinct categories of strategy here: i) a vertically-integrated technology-first biopharma company spanning discovery through commercialization or ii) a discovery-focused entity deeply embedded as the research engine for many larger biopharmaceutical companies across our industry. There are opportunities and challenges in both strategies, and the decision depends not only on where we can best deliver, but also on the pace of adoption of technologies across the competitive landscape of large pharmaceutical companies. The significant increase in deal value for technology-enabled discovery companies over the last two years demonstrates how the most progressive large biopharma companies are beginning to appreciate techniques and technologies such as those we have built into the Recursion OS. However, wholly-owned clinical assets remain the currency of our industry, and we see the shift of many technology-enabled drug discovery companies towards building their own pipeline in response.

Recursion OS
5 IND-ENABLING AND CLINICAL STAGE PROGRAMS as of 3/31/2022 >200B INFERRED BIOLOGICAL RELATIONSHIPS to mine using our maps of biology

Therapeutic Areas
Recursion today is hedged with both a significant internal pipeline, focused primarily on highly partnerable (e.g., oncology) or capital-efficient disease areas (e.g., rare disease), as well as significant research collaborations with large pharma companies in resource-intensive and intractable areas of biology (neuroscience and fibrosis). We will continue gathering input, both on our own ability to deliver a competitive advantage beyond discovery and translation, and on how the industry is evolving, before starting to narrow our approach towards one or the other strategy.
Despite the tensions in the world in 2021 and early 2022, I am confident that we have built a team, a technology, and a strategy that will help to redefine the idea of what a 21st century biopharma company looks like. We have asked every Recursionaut, myself included, to grow in their skills and thinking, such that we can continue to improve our level of value creation year over year. We will continue to operate the company with a long-term horizon, cognizant of the challenges of quarterly thinking that can creep into companies in the public market, but also recognizing the need for us to demonstrate equal parts discipline and delivery to go alongside our innovative thinking. Thank you for being a partner on our journey to bring more and better medicines to patients faster; together, we can decode biology to radically improve lives.
Thank you,
Chris Gibson, Ph.D.
Co-Founder and Chief Executive Officer

Oncology Rare Disease Neuroscience Fibrosis Inflammation and Immunology
I am confident that we have built a team, a technology, and a strategy that will help to redefine the idea of what a 21st century biopharma company looks like.

Notice of 2022 Annual Meeting of Stockholders To be held June 14, 2022

Date
We are pleased to notify you that the 2022 Annual Meeting of Stockholders of Recursion Pharmaceuticals, Inc. (the “Annual Meeting”), will be held online on June 14, 2022 at 12:00 p.m. Mountain Standard Time in a virtual meeting at www.virtualshareholdermeeting.com/RXRX2022. You will be able to attend the meeting online, vote electronically and submit questions by registering at www.virtualshareholdermeeting.com/RXRX2022 15 minutes prior to the meeting start time of 12:00 p.m. Mountain Standard Time.
Our Board has fixed the Stockholders of record date at the close of business on April 18, 2022. Stockholders as of the record date, are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement of the Annual Meeting. You will not be able to attend the 2022 Annual Meeting in person.
We are pleased to comply with the Securities and Exchange Commission rules that allow companies to distribute their proxy materials over the Internet under the “notice and access” approach. As a result, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials, or Notice of Availability, instead of a paper copy of our proxy materials and our Annual Report for the fiscal year ended December 31, 2021, or the 2021 Annual Report. We plan to mail the Notice of Availability on or about April 28, 2022, and it contains instructions on how to access those documents and to cast your vote over the Internet. This process allows us to provide our stockholders with the information they need on a more timely basis, while reducing the environmental impact and lowering the costs of printing and distributing our proxy materials. If you would like to receive a printed copy of our Annual Report, please follow the instruction of the Notice Card provided herein or contact us at Investor@Recursion.com or using the information on our investor relation website at https://ir.recursion.com.
By order of the Board of Directors,
Chris Gibson, PhD.
Chief Executive Officer and Director
Your vote is important. Whether or not you are able to virtually attend the Annual Meeting and vote your shares online during the meeting, it is important that your shares be represented. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the Annual Meeting, by submitting your proxy over the Internet or by telephone as described in the instructions included in the Notice of Availability or by signing, dating and returning the proxy card no later June 13, 2022. Please note, however, that if your shares are held on your behalf by a brokerage firm, bank, or other nominee and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that nominee.

June 14, 2022
Time

12:00 P.M. MOUNTAIN STANDARD TIME
Place

VIRTUAL MEETING, WHICH WILL BE CONDUCTED VIA LIVE WEBCAST at www.virtualshareholdermeeting.com/RXRX2022
The purpose of the Annual Meeting is the following:
TO ELECT
three Class I directors to our Board of Directors, to serve until the 2025 annual meeting of stockholders and until his or her successor has been duly elected and qualified, or until his or her earliest death, resignation or removal;

TO RATIFY
the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022; and
TO TRANSACT
any other business properly brought before the Annual Meeting or any continuation, adjournments, or postponements thereof.

2022 Proxy Statement | Recursion | i

Proxy Summary
PROPOSALS TO BE VOTED UPON AT THE ANNUAL MEETING

Proposal	Description	Board Recommendation	Page Reference

1	To elect three Class I Directors to our Board of Directors, to serve until the 2025 annual meeting of stockholders and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation or removal;	FOR	12

2	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022; and	FOR	19

How to Vote
ABOUT RECURSION
Recursion is the clinical-stage biotechnology company industrializing drug discovery by decoding biology. Enabling its mission is the Recursion Operating System, a platform built across diverse technologies that continuously expands one of the world's largest proprietary biological and chemical datasets, the Recursion Data Universe. Recursion leverages sophisticated machine-learning algorithms to distill from its dataset the Recursion Map, a collection of hundreds of billions of searchable relationships across biology and chemistry unconstrained by human bias. By commanding massive experimental scale — up to millions of wet lab experiments weekly — and massive computational scale — owning and operating one of the most powerful supercomputers in the world, Recursion is uniting technology, biology and chemistry to advance the future of medicine.
The Company is proudly headquartered in Salt Lake City, where it is a founding member of BioHive, the Utah life sciences industry collective. Recursion also has offices in Toronto, Montréal and the San Francisco Bay Area.

BY INTERNET
www.proxyvote.com. Use the Internet to transmit your voting instructions any time prior to 11:59 p.m., Eastern Time, on June 13, 2022. Have the Notice or your proxy card in hand when you access the website. Follow the steps outlined on the secured website.

BY PHONE
If your a direct stockholder, use a touch tone phone by calling the toll-free number 1-800-690-6903 to transmit your voting instructions any time prior to 11:59 p.m., Eastern Time, on June 13, 2021. Have the Notice or your proxy card in hand when you access the phone number. Follow the steps outlined on the phone line. 1-800-454-8683

BY MAIL
If you requested and received a proxy card by mail, mark, sign and date your proxy card and return it in the postage-paid envelope we will provide or mail it to
Vote Processing, c/o Broadridge,
51 Mercedes Way,
Edgewood, NY 11717.

Operating Highlights

5 IND-ENABLING AND CLINICAL STAGE PROGRAMS as of 3/31/2022	>200B INFERRED BIOLOGICAL RELATIONSHIPS to mine using our maps of biology	450+ TEAM MEMBERS as of 3/31/2022

2022 Proxy Statement | Recursion | 1

TABLE OF CONTENTS |
Proxy Statement for 2022
Annual Meeting of Stockholders
To Be Held On June 14, 2022
The Board of Directors of Recursion Pharmaceuticals, Inc. (the “Board of Directors,” “Board,” or “our Board”) is soliciting proxies from stockholders for its use at the Annual Meeting, and at any continuation, postponement, or adjournment of that meeting. The Annual Meeting is scheduled to be held on June 14, 2022, at 12:00 p.m., Mountain Standard Time, in a virtual meeting format at www.virtualshareholdermeeting.com/RXRX2022. In this proxy statement, “we,” “our,” “us,” the “Company,” and “Recursion” refer to Recursion Pharmaceuticals, Inc. This proxy statement relates to the solicitation of proxies by our Board for use at the Annual Meeting. On or about April 28, 2022, we will commence sending the Important Notice Regarding the Availability of Proxy Materials (the “Notice”) to all stockholders entitled to vote at the Annual Meeting.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
This proxy statement and our 2021 Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which include our audited financial statements, are available for viewing, printing and downloading at www.ProxyVote.com. To view these materials, please have your 16-digit control number(s) available that appears on your Notice or proxy card. On this website, you can also elect to receive distributions of our proxy statements and annual reports to stockholders for future annual meetings by electronic delivery. For specific instructions on making such an election, please refer to the instructions on your proxy card or voting instruction form.
Additionally, you can find a copy of our Annual Report on Form 10-K on the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov, or in the “SEC Filings” tab of the “Investor Center” section of our website at www.recursion.com. You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by following the instructions included on the Notice or by sending a written request to: Recursion Pharmaceuticals, Inc., 41 Rio Grande Street, Salt Lake City, UT 84101, Attention: Secretary.

2 | Recursion | 2022 Proxy Statement

| TABLE OF CONTENTS
Important Information about
the Annual Meeting and Voting
PURPOSES OF THE MEETING
The purposes of the Annual Meeting are:

1 To elect Class I Directors: Zachary Bogue, Zavain Dar, and Robert Hershberg;	2 To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022; and	3 To transact such other business as may properly come before the Annual Meeting or any continuations, adjournments, and postponements thereof.

WHO IS SOLICITING MY VOTE
Our Board of Directors is soliciting your vote for the Annual Meeting.
STOCKHOLDERS ENTITLED TO VOTE AT THE MEETING
Our Board has established the close of business on April 18, 2022, as the “record date” for the Annual Meeting. This means that you are entitled to vote at the Annual Meeting (and any adjournments) if our records show that you owned any shares of our Class A common stock or Class B common stock at that time. As of the record date, 163,406,691 shares of our Class A common stock and 8,269,209 shares Class B common stock were issued and outstanding. Each issued and outstanding share of Class A common stock as of the record date is entitled to one vote on each matter properly to come before the Annual Meeting and can be voted only if the record owner of that share, determined as of the record date, is present by remote communication at the meeting or represented by proxy. Each issued and outstanding share of Class B common stock as of the record date is entitled to 10 votes on each matter properly to come before the Annual Meeting and can be voted on only if the record of owner of that share, determined as of the record date, is present by remote communication at the meeting or represented by proxy. A list of stockholders entitled to vote at the Annual Meeting will be available for stockholder inspection at the headquarters of the Company, 41 Rio Grande Street, Salt Lake City, UT 84101, during ordinary business hours, for a period of 10 days prior to the Annual Meeting. Such list will also be available for examination by our stockholders during the Annual Meeting by logging into www.virtualshareholdermeeting.com/RXRX2022 and entering your 16-digit control number.
VOTING SHARES THAT YOU HOLD IN YOUR NAME
If you are a stockholder of record and your shares are registered directly in your name, you may vote:

VOTE BY INTERNET
www.proxyvote.com. Use the Internet to transmit your voting instructions up until 11:59 p.m., Eastern Time, on June 13, 2022. Have the Notice or your proxy card in hand when you access the website. Follow the steps outlined on the secured website.

VOTE BY MAIL
If you requested and received a proxy card by mail, mark, sign and date your proxy card and return it in the postage-paid envelope we will provide or mail it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

VOTE BY PHONE
Use a touch tone phone by calling the toll-free number 1-800-690-6903 to transmit your voting instructions up until 11:59 p.m., Eastern Time, on June 13, 2022. Have the Notice or your proxy card in hand when you access the phone number. Follow the steps outlined on the phone line.
VOTE BY REMOTE COMMUNICATION AT THE VIRTUAL MEETING See “Attending the Annual Meeting,” below.

2022 Proxy Statement | Recursion | 3

TABLE OF CONTENTS |
VIRTUAL MEETING
We continue to be sensitive to the public health and travel concerns our stockholders may have in light of the ongoing COVID-19 pandemic. As a result, the Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast.
You are entitled to attend and participate in the virtual Annual Meeting only if you were a Recursion stockholder as of the close of business on April 18, 2022, or if you hold a valid proxy for the Annual Meeting.
To participate in the Annual Meeting virtually via the Internet, please visit www.virtualshareholdermeeting.com/RXRX2022. You will need the 16-digit control number included on your Notice, your proxy card or the instructions that accompanied your proxy materials.
Instructions should also be provided on the voting instruction card provided by your bank or brokerage firm. If you do not have your 16-digit control number and attend the meeting online, you will be able to listen to the meeting only - you will not be able to vote or submit questions during the meeting.
VIRTUAL MEETING PHILOSOPHY
The Board believes that holding the annual meeting of stockholders in a virtual format provides the opportunity for participation by a broader group of stockholders, while reducing the costs associated with planning, holding and arranging logistics for in-person meeting proceedings and providing for the health and safety of the participants in light of the ongoing COVID-19 pandemic. This balance will allow the meeting to remain focused on matters directly relevant to the interests of stockholders in a way that recognizes the value to stockholders of an efficient use of Company resources. The Board intends that the virtual meeting format provide stockholders a level of transparency as close as possible to the traditional in-person meeting format and takes the following steps to ensure such an experience:
•providing stockholders with the ability to submit appropriate questions in advance of the meeting to ensure thoughtful responses from management and the Board;
•providing stockholders with the ability to submit appropriate questions real-time either via telephone or the meeting website;
•answering as many questions submitted in accordance with the meeting rules of conduct as possible in the time allotted for the meeting without discrimination; and
•offering separate engagement opportunities with stockholders on appropriate matters of governance or other relevant topics as outlined under the section titled "Communications with the Board of Directors" below.
ATTENDING THE ANNUAL MEETING
The Annual Meeting will be held entirely online at www.virtualshareholdermeeting.com/RXRX2022. A summary of the information you need to attend the Annual Meeting online is provided below:
•Instructions on how to attend and participate via the Internet, including how to demonstrate proof of Class A common stock or Class B common stock ownership, are posted at www.virtualshareholdermeeting.com/RXRX2022.
•Questions regarding how to attend and participate via the Internet will be answered by calling the U.S. and International phone numbers listed on www.virtualshareholdermeeting.com/RXRX2022 on the day before the Annual Meeting and the day of the Annual Meeting.
•Please have your 16-digit control number to enter the Annual Meeting.
•Stockholders may submit questions while attending the Annual Meeting via the Internet.
•The meeting webcast will begin promptly at 12:00 p.m., Mountain Time.
•We encourage you to access the meeting prior to the start time. Online check-in will begin at 11:45 a.m., Mountain Time, and you should allow ample time for the check-in procedures.

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TECHNICAL ASSISTANCE FOR THE VIRTUAL MEETING
We encourage stockholders to log into the virtual Annual Meeting at least 15 minutes prior to the start of the Annual Meeting to test their Internet connectivity. If you encounter any technical difficulties with the virtual meeting platform on the day of the Annual Meeting, please call 844-986-0822 (US) or 303-562-9302 (International).
VOTING SHARES THAT YOU HOLD IN BROKERAGE OR SIMILAR ACCOUNTS
Many stockholders hold their shares through a broker, bank, or other nominees rather than directly in their own name. If you hold your shares in one of these ways, you are considered a beneficial owner, not a record owner, and you therefore have no direct vote on any matter to come before the Annual Meeting. Your broker, bank or nominee will send you voting instructions for you to use in directing the broker, bank or nominee in how to vote your shares. Your broker, bank or nominee may allow you to deliver your voting instructions via the telephone or the Internet.
A “broker non-vote” occurs when a broker, bank, or other nominee holding shares for a beneficial owner does not vote the shares on a proposal because the broker, bank, or other nominee does not have discretionary voting power for a particular item and has not received instructions from the beneficial owner regarding voting. Brokers, banks, or other nominees who hold shares for the accounts of their clients have discretionary authority to vote shares if specific instructions are not given with respect to routine matters. Although the determination of whether a broker, bank, or other nominees will have discretionary voting power for a particular item is typically determined only after proxy materials are filed with the SEC, we expect election of each nominee for Director (Proposal 1) will be a non-routine matter, and the proposal on ratification of the appointment of our independent registered public accounting firm (Proposal 2) will be a routine matter. Accordingly, if you hold your shares through a broker, bank, or other nominees and you do not timely provide your broker, bank, or other nominees with specific instructions on how to vote your shares, your broker, bank, or other nominees will not be authorized to cast a vote on your behalf on Proposal 1 (election of each nominee for director), but will be authorized to cast a vote on your behalf, in its discretion, on Proposal 2 (ratification of the appointment of Ernst & Young LLP). In such cases, a “broker non-vote” may be entered with respect to your shares on Proposal 1 to reflect that your broker was present with respect to your shares at the meeting but was not exercising voting rights on your behalf with respect to those shares. Broker non-votes will have no effect on the outcome of each proposal. Brokers, banks, and other nominees generally have discretionary authority to vote on the ratification of the appointment of an independent registered public accounting firm (Proposal 2); thus, we do not expect any broker non-votes on this matter.
OUR BOARD’S VOTING RECOMMENDATIONS
Our Board recommends that you vote:
•“FOR” the election of Zachary Bogue, Zavain Dar, and Robert Hershberg as Class I Directors (Proposal 1); and
•“FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022 (Proposal 2).
REQUIRED VOTES TO APPROVE EACH PROPOSAL
As a stockholder holding Class A common stock, you are entitled to cast one vote per share for each of the three (3) nominees for election as Director at the Annual Meeting, but you may not cumulate your votes ( in other words, you may not cast votes representing three times the number of your shares entitled to vote for a single nominee). As a stockholder holding Class B common stock, you are entitled to cast ten votes per share for each of the three (3) nominees for election as directors at the Annual Meeting, but you may not cumulate your votes (in other words, you may not cast votes representing thirty times the number of your shares entitled to vote in favor of a single nominee). A majority of the votes properly cast for the election of a Director will affect such an election. “Abstentions” and “broker non-votes” will not be counted as votes cast on the proposal and will have no effect on the election of directors.
A majority of the votes properly cast at the Annual Meeting will approve: (i) the proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022; and (ii) all other matters that arise at the Annual Meeting.
QUORUM
The presence, virtually via the Internet or by proxy, of holders of at least a majority of the total number of outstanding shares entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes, if any, will be counted for purposes of determining whether a quorum is present for the transaction of business at the Annual Meeting.

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VOTING ON POSSIBLE OTHER MATTERS
We do not know of any other matters that may be presented for action at the Annual Meeting. Should any other business come before the Annual Meeting, the persons named on the Company’s proxy card will have discretionary authority to vote the shares represented by such proxies. If you hold shares through a broker, bank, or other nominees as described above, they will not be able to vote your shares on any other business that comes before the Annual Meeting unless they receive instructions from you with respect to such matter.
REVOCATION OF PROXIES OR VOTING INSTRUCTIONS
A stockholder of record who has delivered a proxy card in response to this solicitation may revoke it before it is exercised at the Annual Meeting by executing and delivering a timely and valid later-dated proxy, by a timely and valid later Internet or telephone vote, by voting by remote communication at the Annual Meeting or by giving written notice to our Secretary. Attendance at the Annual Meeting online will not have the effect of revoking a proxy unless a stockholder gives proper written notice of revocation to our Secretary before the proxy is exercised or the stockholder votes by remote communication at the Annual Meeting. Beneficial owners who have directed their broker, bank or nominee as to how to vote their shares should contact their broker, bank or nominee for instructions as to how they may revoke or change those voting directions.
SOLICITATION OF PROXIES
Our Board is making this solicitation of proxies for our Annual Meeting. We will bear all costs of such solicitation, including the cost of preparing and distributing this proxy statement and the enclosed form of proxy and including the cost of hosting the virtual Annual Meeting. After the initial distribution of this proxy statement, proxies may be solicited by mail, telephone, or personally by directors, officers, employees or agents of the Company. Brokerage houses and other custodians, nominees and fiduciaries will be requested to forward soliciting materials to beneficial owners of shares held by them for the accounts of beneficial owners, and we will pay their reasonable out-of-pocket expenses.
EMERGING GROWTH COMPANY
We are an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”). As an emerging growth company, we may take advantage of specified reduced disclosure and other requirements that are otherwise applicable generally to public companies, including:
•reduced disclosure about our executive compensation arrangements;
•exemption from the requirements to hold non-binding advisory votes on executive compensation and golden parachute payments; and
•exemption from the auditor attestation requirement in the assessment of our internal control over financial reporting.
We may take advantage of these exemptions until the last day of the fiscal year following the fifth anniversary of our initial public offering or such earlier time that we are no longer an emerging growth company. We would cease to be an emerging growth company earlier if we have more than $1.07 billion in annual revenue, we have more than $700 million in market value of our stock held by non-affiliates (and we have been a public company for at least 12 months and have filed one annual report on Form 10-K with the Securities and Exchange Commission, or the SEC) or we issue more than $1 billion of non-convertible debt securities over a three-year period. For so long as we remain an emerging growth company, we are permitted, and intend, to rely on exemptions from certain disclosure requirements that are applicable to other public companies that are not emerging growth companies. We may choose to take advantage of some, but not all, of the available exemptions.
In addition, the JOBS Act provides that an emerging growth company can take advantage of an extended transition period for complying with new or revised accounting standards. This allows an emerging growth company to delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We have elected not to “opt out” of such extended transition period, which means that when a standard is issued or revised and it has different application dates for public or private companies, we will adopt the new or revised standard at the time private companies adopt the new or revised standard and will do so until such time that we either (i) irrevocably elect to “opt out” of such extended transition period or (ii) no longer qualify as an emerging growth company. Therefore, the reported results of operations contained in our financial statements may not be directly comparable to those of other public companies.

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Board of Directors and Corporate Governance
THE BOARD OF DIRECTORS
Our Board of Directors currently consists of eight (8) members. In accordance with the terms of our certificate of incorporation and bylaws, our of eight member Board is divided into three classes, Class I, Class II, and Class III, with members of each class serving staggered three-year terms. The members of the classes are divided as follows:
•the Class I Directors are Zachary Bogue, Zavain Dar, and Robert Hershberg, and their terms will expire at the Annual Meeting;
•the Class II directors are Terry-Ann Burrell and Christopher Gibson, and their terms will expire at the annual meeting of stockholders to be held in 2023; and
•the Class III directors are Blake Borgeson, R. Martin Chavez, and Dean Li, and their terms will expire at the annual meeting of stockholders to be held in 2024.
DIRECTOR NOMINATION PROCESS
In considering whether to recommend any particular candidate for nomination to our Board of Directors, our Board of Directors selects candidates based on the recommendation of the Nominating and Governance Committee in accordance with the committee’s charter, our policies, our amended and restated certificate of incorporation and amended and restated bylaws, our corporate governance guidelines, and the requirements of applicable law. In recommending candidates for nomination, the nominating and governance committee considers candidates recommended by directors, officers, and employees, as well as candidates that are properly submitted by stockholders in accordance with our policies and amended and restated bylaws, using the same criteria to evaluate all such candidates.
Evaluations of candidates generally involve a review of background materials, internal discussions, and interviews with selected candidates as appropriate, and, in addition, the nominating and governance committee may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees. Furthermore, as provided for under the heading “Board Independence and Diversity” in our ESG Report, available on our investor relations website (https://ir.recursion.com), the Nominating and Corporate Governance Committee considers diversity in expertise, gender, race and ethnicity as part of its broader evaluation process along with a review of professional ethics and integrity, business acumen, proven achievement and competence in one’s field when evaluating individuals to participate as Board members. You can also find our Board Diversity Matrix in our ESG Report.
Our amended and restated bylaws provide that stockholders seeking to nominate candidates for election as directors at an annual or special meeting of stockholders must provide timely notice thereof in writing. To be timely, a stockholder’s notice generally will have to be delivered to and received at our principal executive offices before notice of the meeting is issued by the secretary of the company, with such notice being served not less than 90 nor more than 120 days before the meeting. Although the amended and restated bylaws do not give the Board of Directors the power to approve or disapprove stockholder nominations of candidates to be elected at an annual meeting, the amended and restated bylaws may have the effect of precluding the conduct of certain business at a meeting if the proper procedures are not followed or may discourage or deter a potential acquirer from conducting a solicitation of proxies to elect its own slate of directors or otherwise attempting to obtain control of the company. All information relating to such nominee that would be required to be disclosed in solicitations of proxies for the election of such nominee as a director pursuant to Regulation 14A under the Exchange Act and such nominee’s written consent to be named as a nominee in the Company’s proxy statement, proxy card, and/or ballot, if the Board approves such inclusion, and to serve as a director if elected. Furthermore, a description of all direct and indirect compensation, reimbursement, indemnification and other material arrangements, agreements or understandings during the past three years, and any other material relationship, if any, between or concerning such stockholder and any Stockholder Associated Person (as defined in our bylaws), on the one hand, and the proposed nominee, and his or her respective affiliates or associates, on the other hand. Any such nomination must be made by a stockholder of record of our Company at the time of making such nomination and meet such other requirements as are set forth in our bylaws. Such nomination information should be submitted to: Recursion Pharmaceuticals, Inc., 41 Rio Grande St. Salt Lake City, UT, 84101, Attention: Secretary.

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DIRECTOR INDEPENDENCE
Our Class A common stock is listed on the Nasdaq Global Select Market or Nasdaq. Under the rules of Nasdaq, independent directors must comprise a majority of a listed company’s Board of Directors within one year of the completion of its offering. In addition, the rules of Nasdaq require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and corporate governance and nominating committees to be independent. Audit committee members and compensation committee members must also satisfy the criteria set forth in Rule 10A-3 and Rule 10C-1, respectively, under the Securities Exchange Act of 1934, as amended, or the Exchange Act. Under the rules of Nasdaq, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
To be considered to be independent for purposes of Rule 10A-3 and under the rules of Nasdaq, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the Board of directors or any other Board committee: (1) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries or (2) be an affiliated person of the listed company or any of its subsidiaries.
To be considered independent for purposes of Rule 10C-1 and under the rules of Nasdaq, the Board of Directors must affirmatively determine that each member of the compensation committee is independent, including a consideration of all factors specifically relevant to determining whether the director has a relationship to the company which is material to that director’s ability to be independent of management in connection with the duties of a compensation committee member, including: (1) the source of compensation of such director, including any consulting, advisory, or other compensatory fee paid by the company to such director and (2) whether such director is affiliated with the company, a subsidiary of the company or an affiliate of a subsidiary of the company.
The Board of Directors undertook a review of its composition, the composition of its committees, and the independence of our directors and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based upon information requested from and provided by each director concerning his or her background, employment, and affiliations, including family relationships, the Board of Directors has determined that R. Martin Chavez, Blake Borgeson, Zachary Bogue, Terry-Ann Burrell, Zavain Dar, Robert Hershberg, and Dean Li, representing seven (7) of our eight (8) directors, do not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the rules of Nasdaq.
In making these determinations, the Board of Directors considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances the Board of Directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director, and the transactions involving them described in the section titled “Certain Relationships and Related Party Transactions.”
BOARD LEADERSHIP STRUCTURE AND BOARD’S ROLE IN RISK OVERSIGHT
The Board of Directors is currently chaired by R. Martin Chavez. As a general policy, the Board of Directors believes that separation of the positions of Chair of the Board of Directors and Chief Executive Officer reinforces the independence of the Board of Directors from management, creates an environment that encourages objective oversight of management’s performance, and enhances the effectiveness of the Board of Directors as a whole. As such, Dr. Gibson serves as our Chief Executive Officer while Dr. Chavez serves as the Chair of the Board of Directors, but is not an officer. We currently expect and intend the positions of Chair of the Board of Directors and Chief Executive Officer to continue to be held by two individuals in the future.
The Board of Directors oversees our risk management processes, which are designed to support the achievement of organizational objectives, improve long-term organizational performance, and enhance stockholder value while mitigating and managing identified risks. A fundamental part of our approach to risk management is not only understanding the most significant risks we face as a company and the necessary steps to manage those risks, but also deciding what level of risk is appropriate for our company. The Board of Directors plays an integral role in guiding management’s risk tolerance and determining an appropriate level of risk.
While the full Board of Directors has overall responsibility for evaluating key business risks, its committees monitor and report to the Board of Directors on certain risks. Our audit committee monitors our major financial, reporting, and cybersecurity risks and the steps our management has taken to identify and control these exposures, including by reviewing and setting guidelines, internal controls, and policies that govern the process by which risk assessment and management is undertaken. Our audit committee also monitors compliance with legal and regulatory requirements and directly supervises our internal audit function.

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Our compensation committee assesses and monitors whether any of our compensation policies and programs have the potential to encourage excessive risk-taking and also plans for leadership succession. Our nominating and governance committee oversees risks associated with director independence and the composition and organization of the Board of Directors, monitors the effectiveness of our corporate governance guidelines, and provides general oversight of our other corporate governance policies and practices.
In connection with its reviews of the operations of our business, the full Board of Directors addresses holistically the primary risks associated with our business, as well as the key risk areas monitored by its committees, including cybersecurity risks. The Board of Directors appreciates the evolving nature of our business and industry and is actively involved in monitoring new threats and risks as they emerge.
At periodic meetings of the Board of Directors and its committees, management reports to and seeks guidance from the Board and its committees with respect to the most significant risks that could affect our business, such as legal risks, cybersecurity and privacy risks, and financial, tax, and audit-related risks. In addition, among other matters, management provides our audit committee periodic reports on our compliance programs and investment policy and practices.
BOARD LEADERSHIP STRUCTURE AND BOARD COMMITTEES
The Board of Directors has an audit committee, a compensation committee, a nominating and corporate governance committee, and a corporate social responsibility committee, each of which has the composition and the responsibilities described below.
AUDIT COMMITTEE
The members of our audit committee are Terry-Ann Burrell, R. Martin Chavez, and Zavain Dar. The Board of Directors determined that each of Terry-Ann Burrell, R. Martin Chavez, and Zavain Dar satisfy the independence standards for audit committee members established by applicable SEC rules and the listing standards of Nasdaq. Terry-Ann Burrell is the chair of our audit committee and is an audit committee financial expert, as that term is defined under the SEC rules implementing Section 407 of the Sarbanes-Oxley Act of 2002, and possesses financial sophistication, as defined under the rules of Nasdaq. Our audit committee oversees our corporate accounting and financial reporting process and assists the Board in monitoring our financial systems. Our audit committee also:
•selects, retains, compensates, evaluates, oversees, and where appropriate, terminates the independent registered public accounting firm to audit our financial statements;
•helps to ensure the independence and performance of the independent registered public accounting firm;
•approves audit and non-audit services and fees;
•reviews financial statements and discuss with management and the independent registered public accounting firm our annual audited and quarterly financial statements, the results of the independent audit and the quarterly reviews and the reports and certifications regarding internal controls over financial reporting and disclosure controls;
•prepares the audit committee report that the SEC requires to be included in our annual proxy statement;
•reviews reports and communications from the independent registered public accounting firm;
•reviews the adequacy and effectiveness of our internal controls and disclosure controls and procedure;
•reviews our policies on risk assessment and risk management;
•reviews and monitor conflicts of interest situations, and approve or prohibit any involvement in matters that may involve a conflict of interest or taking of a corporate opportunity;
•reviews the overall adequacy and effectiveness of our legal, regulatory, and ethical compliance programs and reports regarding compliance with applicable laws, regulations, and internal compliance programs;
•reviews related party transactions; and
•establishes and oversees procedures for the receipt, retention, and treatment of accounting-related complaints and the confidential submission by our employees of concerns regarding questionable accounting or auditing matters.

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Our audit committee operates under a written charter, which satisfies the applicable rules of the SEC and the listing standards of Nasdaq and is available at https://ir.recursion.com. During the fiscal year ended December 31, 2021, our audit committee met three (3) times.
COMPENSATION COMMITTEE
The members of our compensation committee are Robert Hershberg, Zachary Bogue, and Dean Li. The Board of Directors determined that each of Robert Hershberg, Zachary Bogue and Dean Li satisfy the independence standards for compensation committee members established by applicable SEC rules and the listing standards of Nasdaq and is a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act. Robert Hershberg is the chair of our compensation committee. Our compensation committee oversees our compensation policies, plans and benefits programs. The compensation committee  also:
•oversees our overall compensation philosophy and compensation policies, plans, and benefit programs;
•reviews and recommend for approval to the Board of Directors compensation for our executive officers and directors;
•prepares the compensation committee report that the SEC will require to be included in our annual proxy statement; and
•administers our equity compensation plans.
Our compensation committee operates under a written charter, which satisfies the applicable rules of the SEC and the listing standards of Nasdaq and is available at https://ir.recursion.com. During the fiscal year ended December 31, 2021, our compensation committee met five (5) times.
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
The members of our nominating and corporate governance committee are Zavain Dar, Blake Borgeson, and Dean Li. The Board of Directors determined that each of Zavain Dar, Blake Borgeson, and Dean Li satisfy the independence standards for nominating and corporate governance committee members established by applicable SEC rules and the listing standards of Nasdaq. Zavain Dar is the chair of our nominating and corporate governance committee. Our nominating and corporate governance committee oversees and assists the Board of Directors in reviewing and recommending nominees for election as directors. Specifically, the nominating and corporate governance committee has and will:
•identify, evaluate and make recommendations to the Board of Directors regarding nominees for election to the Board of Directors and its committees;
•consider and make recommendations to the Board of Directors regarding the composition of the Board of Directors and its committees;
•review developments in corporate governance practices;
•evaluate the adequacy of our corporate governance practices and reporting; and
•evaluate the performance of the Board of Directors and of individual directors.
Our nominating and corporate governance committee operates under a written charter, which satisfies the applicable rules of the SEC and the listing standards of Nasdaq and is available at https://ir.recursion.com. During the fiscal year ended December 31, 2021, our nominating and corporate governance committee met one (1) time.
CORPORATE SOCIAL RESPONSIBILITY COMMITTEE
The members of our corporate social responsibility committee are Christopher Gibson, Zachary Bogue, Blake Borgeson, Terry-Ann Burrell and Zavain Dar. Christopher Gibson is the chair of our social responsibility committee. Our corporate social responsibility committee oversees and assists the Board of Directors in its oversight of our corporate social responsibility, or CSR, strategy and implementation. Specifically, the corporate social responsibility committee will:
•create accountability for our CSR performance by reviewing target success metrics for each CSR area of focus and ongoing progress towards them;
•review any related public-facing CSR reporting to ensure alignment on level of external CSR transparency and any associated risks; and
•explore and recommend to the Board of Directors alternate entity structures if we were to consider reorganizing into a public benefit, social purpose or similar alternative entity structure in the future.

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Our corporate social responsibility committee operates under a written charter. During the fiscal year ended December 31, 2021, our nominating and corporate governance and social responsibility committee met two (2) times.
BOARD AND COMMITTEE MEETINGS ATTENDANCE
The full Board of Directors met seven (7) times during 2021. During 2021, each member of the Board of Directors attended in person or participated in 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors (held during the period for which such person has been a director), and (ii) the total number of meetings held by all committees of the Board of Directors on which such person served (during the periods that such person served).
DIRECTOR ATTENDANCE AT ANNUAL MEETING OF STOCKHOLDERS
Directors are responsible for attending the annual meeting of stockholders to the extent practicable. This is our first annual meeting of stockholders an we did not hold an annual meeting of stockholders in 2021.
POLICY ON TRADING, PLEDGING AND HEDGING OF COMPANY STOCK
The Board of Directors adopted an Insider Trading Policy in order to take an active role in the prevention of insider trading violations by our executive officers, non-employee directors, employees and other related individuals. In addition to forbidding the trading of our securities on material nonpublic information, the Insider Trading Policy contains certain provisions on hedging and pledging of our securities, as well as engaging in any other derivative securities transaction, using our securities as collateral for loans, and holding our securities in margin accounts. We believe the Insider Trading Policy is aligned with current market governance best practices and will continue to monitor industry trends on an ongoing basis.
CODE OF BUSINESS CONDUCT AND ETHICS
We have adopted a written code of business conduct and ethics that applies to our directors, officers, and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The code of business conduct and ethics is available on our website at www.recursion.com. We intend to disclose future amendments to such code, or any waivers of its requirements, applicable to any principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions or our directors on our website identified above or in a current report on Form 8-K. Information contained on the website is not incorporated by reference into this filing.
COMMUNICATION WITH OUR BOARD OF DIRECTORS
Any stockholders or other interested parties desiring to communicate with the Board, or one or more of our directors, may send a letter addressed to the Board of Directors of Recursion Pharmaceuticals, Inc., 41 Rio Grande Street, Salt Lake City, UT 84101 Attn: Secretary. All such letters will be promptly forwarded to the appropriate members of the Board or individual directors, as applicable, by our Secretary. The mailing envelope should contain a clear notation that the enclosed letter is a “Stockholder-Board Communication” or “Stockholder-Director Communication.” All such letters should clearly state whether the intended recipients are all members of the Board or certain specified individual directors.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDE PARTICIPATION
None of the members of the Board of Directors who serve on our compensation committee has been an officer or employee of our company. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the Board of Directors or compensation committee (or other Board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of any entity that has one or more executive officers serving on the Board of Directors or Compensation Committee.

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Proposal No. 1
Election of Directors
The Board of Directors currently consists of eight members and is divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of Directors, and each class has a three-year term. At each annual meeting of stockholders, the successors to Directors whose terms then expire will be elected to serve from the time of election until the third annual meeting following the election and until his or her successor is duly elected and qualified, or until his or her earlier death, resignation or removal. The members of the classes are divided as follows:

CLASS I DIRECTORS Zachary Bogue, Zavain Dar, and Robert Hershberg, and their terms will expire at the Annual Meeting;	CLASS II DIRECTORS Terry-Ann Burrell and Christopher Gibson, and their terms will expire at the annual meeting of stockholders to be held in 2023; and	CLASS III DIRECTORS Blake Borgeson, R. Martin Chavez, and Dean Li, and their terms will expire at the annual meeting of stockholders to be held in 2024.
Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. Vacancies on the Board of Directors may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board of Directors to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified. The Board of Directors is divided into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of the Company.
Each of Zachary Bogue, Zavain Dar, and Robert Hershberg is currently a member of the Board of Directors and, at the recommendation of our nominating and governance committee, has been nominated for re-election to serve as a Class I director. Each of these nominees has agreed to stand for re-election at the Annual Meeting. Our management has no reason to believe that any nominee will be unable to serve. If elected at the Annual Meeting, each of these nominees would serve until the annual meeting of stockholders to be held in 2025 and until his or her successor has been duly elected and qualified, or until the director’s earlier death, resignation, or removal.
Directors are elected by a plurality of the votes of the holders of shares present by virtual attendance or represented by proxy and entitled to vote on the election of directors. Accordingly, the three nominees receiving the highest number of “FOR” votes will be elected. Shares represented by executed proxies will be voted if authority to do so is not withheld for the election of the three nominees named above. If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by the Board of Directors.

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NOMINEES FOR ELECTION AS CLASS I DIRECTORS
The following table and narrative information identifies our director nominees, and sets forth their principal occupation and business experience during the last five years and their ages as of March 31, 2022.

Name	Committee Membership	Director Since	Age
Zachary Bogue, J.D.	Compensation and Corporate Social Responsibility	2018	46
Zavain Dar	Audit, Nominating and Corporate Governance, Corporate Social Responsibility	2016	33
Robert Hershberg, M.D., Ph.D.,	Compensation	2020	58

Zachary Bogue, J.D.

COMMITTEE MEMBERSHIP Compensation Corporate Social Responsibility DIRECTOR SINCE 2018 AGE 46
Zachary Bogue, J.D., has served as a member of our Board since August 2018. Mr. Bogue brings to bear two decades of experience in Silicon Valley as an entrepreneur, venture capitalist, attorney, and angel investor. Mr. Bogue co-founded DCVC, and he continues to serve as its Co-Managing Partner. Mr. Bogue led DCVC’s significant investments in Freenome, Planet Labs, Tala, Oklo and Gro Intelligence. Prior to co-founding DCVC, Mr. Bogue was an entrepreneur, founding three companies in Silicon Valley and an angel investor, with early investments in companies like Square, Inc. and Uber Technologies, Inc. In 2015, the World Economic Forum named Mr. Bogue a Young Global Leader in recognition of his leadership at the intersection of transformative technology and urgent global issues, and he is active in the Davos community. Mr. Bogue graduated with honors from Harvard University in Environmental Science and Public Policy and earned his J.D. with honors from Georgetown Law School. Our Board believes Mr. Bogue is qualified to serve on our Board because of his technical background and his knowledge of and perspective on the Company.

Zavain Dar

COMMITTEE MEMBERSHIP Audit Nominating and Corporate Governance Corporate Social Responsibility DIRECTOR SINCE 2016 AGE 33
Zavain Dar has served as a member of our Board since September 2016. Mr. Dar is currently a Venture Partner and former General Partner at Lux Capital, a tech venture firm since October 2014. At Lux, Mr. Dar invests in companies leveraging machine learning and AI to augment and replace physical-world functions including biology, language, manufacturing, and analysis. In addition to leading Lux’s investment in Recursion, Mr. Dar has also led Lux’s investments in Primer, Thrive Detect (acquired by Exact Sciences), Creyon Bio, LabGenius, Tempo Automation, Braid Health, RunwayML, and CryptoNumerics (acquired by Snowflake). Additionally, he is a founding investor in Anagenex Therapeutics and an early angel in Zymergen and Tala. Prior, Mr. Dar was a founder and computer scientist. At Discovery Engine (acquired by Twitter) he engineered machine learning and AI systems across a proprietary distributed computing framework to build web-scale ranking algorithms. Mr. Dar has a B.S. in Symbolic Systems and a M.S. in Theoretical Computer Science from Stanford University where he was a researcher in Stanford’s AI Lab and a Lecturer in the Symbolic Systems Department. Our Board believes Mr. Dar is qualified to serve on our Board because of his technical background and his knowledge of and perspective on the Company.

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Robert Hershberg, M.D., Ph.D.

COMMITTEE MEMBERSHIP Compensation DIRECTOR SINCE 2020 AGE 58
Robert Hershberg, M.D., Ph.D., has served as a member of our Board since March 2020. He currently serves as the President, Chief Executive Officer and Chairman of the Board of Directors of HilleVax, Inc. He has been a Venture Partner at Frazier Healthcare Partners since March 2020. Formerly, from April 2017 to March 2020, Dr. Hershberg was the executive vice president and head of business development and global alliances at Celgene (acquired by Bristol-Myers Squibb in 2019). He was employed in positions of ascending responsibility at Celgene since joining the company in 2014, including his role as Chief Scientific Officer from January 2016 to March 2020. Before Celgene, he served several roles at VentiRx Pharmaceuticals, a clinical-stage biopharmaceutical company which he co-founded in 2006 and was Chief Executive Officer from September 2012 until the company’s acquisition by Celgene in February 2017. Dr. Hershberg currently serves on the board of directors of Nanostring Technologies, Inc. (Nasdaq: NSTG), Adaptive Biotechnology (Nasdaq: ADPT), and Silverback Therapeutics (Nasdaq: SBTX). He is a clinical faculty member at the University of Washington School of Medicine, and he holds a Ph.D. in biology from the University of California, San Diego’s Affiliated Ph.D. program with the Salk Institute and an M.D. and a B.A. from the University of California, Los Angeles. Our Board believes that Dr. Hershberg is qualified to serve on our Board because of his scientific background, his senior management experience in the pharmaceutical industry, and his knowledge of and perspective on the Company.

✓
The Board of Directors recommends voting “FOR” the election of Zachary Bogue, Zavain Dar, and Robert Hershberg as the Class I Directors, to serve for a three-year term ending at the annual meeting of stockholders to be held in 2025.

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DIRECTORS CONTINUING IN OFFICE
The following table and narrative information identifies our directors continuing in office, and sets forth their principal occupation and business experience during the last five years and their ages as of March 31, 2022.

Name	Committee Membership	Director Since	Age
Christopher Gibson, Ph.D.	Corporate Social Responsibility	2013	39
Terry-Ann Burrell, M.B.A.	Audit; Corporate Social Responsibility	2020	45
Blake Borgeson, Ph.D.,	Nominating and Corporate Governance; Corporate Social Responsibility	2013	40
R. Martin Chavez, Ph.D.	Audit	2020	58
Dean Y. Li, M.D., Ph.D.	Compensation; Nominating and Corporate Governance	2013	60
CLASS II DIRECTORS
(Term Expires at the 2023 Annual Meeting of Stockholders)

Christopher Gibson, Ph.D.

COMMITTEE MEMBERSHIP Corporate Social Responsibility DIRECTOR SINCE 2013 AGE 39
Christopher Gibson, Ph.D., is our co-founder and Chief Executive Officer. Previously, Dr. Gibson was an M.D./Ph.D. student at the University of Utah. After obtaining his Ph.D., he withdrew from medical school to found Recursion. He has undergraduate degrees in bioengineering (B.S.) and managerial studies (B.A.) from Rice University. He has served as a Founding Chairman of the Board of BioHive (the Utah life science collective and branding effort, composed of therapeutics, diagnostics, medical device and health IT companies, along with the companies that support them and the public sector) since November 2020. He also serves as a Board member of BioUtah (the Utah life science industry association) since January 2019, Board member of the Recursion Foundation (our not-for-profit entity seeking to promote corporate social responsibility) since November 2019, through which he is on the Board of Altitude Lab (an incubator/accelerator focused on creating the next generation of diverse biotech founder in Utah) since July 2020. Dr. Gibson is co-author of more than a dozen peer-reviewed studies in a variety of journals including Nature, Nature Protocols, Circulation, the Journal of Clinical Investigation, Molecular Pharmaceutics, PloS One, and Diabetes. Our Board believes Dr. Gibson is qualified to serve on our Board because of his scientific and technical background and his knowledge of and perspective on the Company.

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Terry-Ann Burrell, M.B.A.

COMMITTEE MEMBERSHIP Audit Corporate Social Responsibility DIRECTOR SINCE 2020 AGE 45
Terry-Ann Burrell, M.B.A., has served as a member of our Board since April 2020. Ms. Burrell, a financial industry veteran, has served as Chief Financial Officer and Treasurer of Beam Therapeutics since August 2019. Prior to Beam, Ms. Burrell spent 11 years, from May 2008 to August 2019, with J.P. Morgan, most recently as a Managing Director in the healthcare investment banking group from May 2018 to August 2019. There, she had broad coverage across the biotechnology and pharmaceutical industries, helping to execute equity and equity linked financings and M&A transactions. She was instrumental in advising clients on transaction considerations, including strategic rationale, valuation and structuring. Prior to J.P. Morgan, Ms. Burrell worked in equity research at Citigroup, where she covered specialty pharmaceuticals and generics. Ms. Burrell holds an M.B.A. from New York University Leonard N. Stern School of Business and a A.B. in Social Studies from Harvard University. Our Board believes Ms. Burrell is qualified to serve on our Board because of her financial expertise and her senior management experience in the biotechnology industry.

CLASS III DIRECTORS
(Term Expires at the 2024 Annual Meeting of Stockholders)

Blake Borgeson, Ph.D.

COMMITTEE MEMBERSHIP Nominating and Corporate Governance Corporate Social Responsibility DIRECTOR SINCE 2013 AGE 40
Blake Borgeson, Ph.D., a co-founder of the Company, has served as a member of our Board since the company’s founding in November 2013, and served as our Chief Technical Officer from November 2013 to July 2018. Dr. Borgeson earned a B.S. in electrical engineering from Rice University. From 2003 to 2004, Dr. Borgeson worked as software research intern at M.E. Mueller Institute at Bern, Switzerland, researching and building real-time navigation software for surgical procedures at the M.E. Mueller Institute in Bern, Switzerland. From 2005 to 2016, he co-founded an e-commerce company, BuildASign.com. In February 2016, Dr. Borgeson completed a Ph.D. in bioinformatics at UT Austin in February 2016. Dr. Borgeson has served on the board of the Machine Intelligence Research Institute in Berkeley since September 2018, which focuses on doing foundational mathematical research to ensure smarter-than-human artificial intelligence has a positive impact. Our Board believes Dr. Borgeson is qualified to serve on our Board because of his technical background and his knowledge of and perspective on the Company.

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R. Martin Chavez, Ph.D.

COMMITTEE MEMBERSHIP Audit DIRECTOR SINCE 2020 AGE 58
R. Martin Chavez, Ph.D., Chair of our Board, has served as a member of our Board since April 2020. He is a partner and vice chairman of Sixth Street Partners, a global asset manager. From January 2005 to January 2020, he held a variety of senior roles at Goldman Sachs, including Chief Information Officer, Chief Financial Officer, and global co-head of the firm’s Securities Division, and was a member of Goldman’s management committee. Previously, Dr. Chavez was Chief Executive Officer and co-founder of Kiodex, acquired by Sungard in 2004, and Chief Technology Officer and co-founder of Quorum Software Systems. Dr. Chavez has served as a board member for Banco Santander, S.A. since October 2020. In 2020 and 2021, he served as a board member for Paige, an AI-driven biomedical technology startup, and Sema4, a precision-genomics testing company. Dr. Chavez serves on the Board of Directors of the Broad Institute of MIT and Harvard since 2022, and the Stanford Medicine Board of Fellows since 2019. He served on the Board of Overseers of Harvard University from 2015 to 2021, and the Board of Trustees of the Institute for Advanced Study since May 2019. He holds an A.B. in Biochemical Sciences and an S.M. in Computer Science from Harvard University, and a Ph.D. in Medical Information Sciences from Stanford University. Our Board believes Dr. Chavez is qualified to serve on our Board because of his scientific and technical background and his knowledge of and perspective on the Company.

Dean Y. Li, M.D., Ph.D.

COMMITTEE MEMBERSHIP Compensation Nominating and Corporate Governance DIRECTOR SINCE 2013 AGE 60
Dean Y. Li, M.D., Ph.D., a co-founder of the Company, has served as a member of our Board since its founding in November 2013. Dr. Li has served as Executive Vice President and President, Merck Research Laboratories since January 2021. Dr. Li previously served as Senior Vice President of Discovery Sciences and Translational Medicine, Merck Research Laboratories from November 2018 to December 2020. He joined Merck in February 2017 as Vice President and Head of Translational Medicine. Before joining Merck, Dr. Li was conducting medical research at the University of Utah from July 1994 to March 2017. During his time at the university, he cofounded multiple biotech companies stemming from research from his laboratory, including Recursion, Hydra Biosciences and Navigen Pharmaceuticals. Dr. Li served as the H.A. & Edna Benning Professor of Medicine and Cardiology, the vice-dean of research at the University of Utah Health Science Center, and as the chief scientific officer of University of Utah Health Care. Dr. Li also served as interim CEO of Associated Regional University Pathologists, the nation’s third-largest clinical reference laboratory, from June 2015 to August 2016. Dr. Li trained at Washington University in Saint Louis before moving to the University of Utah to work as a post-doctoral scientist in the laboratory of Mark Keating. Dr. Li holds an M.D. and a Ph.D. from Washington University School of Medicine in St. Louis and a B.S. in Chemistry from The University of Chicago. Our Board believes Dr. Li is qualified to serve on our Board because of his scientific background, his senior management experience in the pharmaceutical industry, and his knowledge of perspective on the Company.

FAMILY RELATIONSHIPS
There are no family relationships between or among any of our directors or executive officers. The principal occupation and employment during the past five years of each of our directors was carried on, in each case except as specifically identified above, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our directors and any other person or persons pursuant to which he or she is to be selected as a director.
There are no material legal proceedings to which any of our directors is a party adverse to us or any of our subsidiaries or in which any such person has a material interest adverse to us or our subsidiaries.

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Proposal No. 2
Ratification of the Appointment
of Ernst & Young LLP
As Recursion Pharmaceuticals’ independent registered public accounting firm for the fiscal year ending December 31, 2022
Our stockholders are being asked to ratify the appointment by the audit committee of the Board of Directors of Ernst & Young LLP as Recursion Pharmaceuticals’ independent registered public accounting firm for the fiscal year ending December 31, 2022. Ernst & Young LLP has served as Recursion Pharmaceuticals’ independent registered public accounting firm since our 2018 audit. Representatives of Ernst & Young LLP are expected to be present during the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

The Audit Committee is solely responsible for selecting our independent registered public accounting firm for the fiscal year ending December 31, 2022. Stockholder approval is not required to appoint Ernst & Young LLP as our independent registered public accounting firm. However, the Board of Directors believes that submitting the appointment of Ernst & Young LLP to the Stockholders for ratification is good corporate governance. If the stockholders do not ratify this appointment, the Audit Committee will reconsider whether to retain Ernst & Young LLP. If the selection of Ernst & Young LLP is ratified, the Audit Committee, at its discretion, may direct the appointment of a different independent registered public accounting firm at any time it decides that such a change would be in the best interest of our company and its stockholders.
PRINCIPAL ACCOUNTANT FEES AND SERVICES
The aggregate fees billed for the fiscal years ended December 31, 2021 and 2020 for each of the following categories of services are as follows:

	Fiscal Year Ending December 31
	2021	2020
	(in thousands)($)
Audit Fees(1)	820	1,385
Audit – Related Fees(2)	73	44
Tax Fees(3)	29	46
All Other Fees(4)	2	—
Total Fees	924	1,475
1.Audit fees consist of fees for professional services provided in connection with the audit of our annual consolidated financial statements, reviews of our quarterly condensed consolidated financial statements, and statutory and regulatory filings or engagements. For the fiscal year ended December 31, 2021, this category also included fees for services provided in connection with our initial public offering.
2.Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and not reported under “Audit Fees.” This primarily consists of fees for services provided in connection with preparation for compliance with Section 404 of the Sarbanes-Oxley Act of 2002, and fees for service organization control audits under Statement on Standards for Attestation Engagements No.18.
3.Tax fees consist of fees for transfer pricing services and consultation on tax matters.
4.All other fees consist of software subscription fees.

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AUDIT COMMITTEE PRE-APPROVAL POLICY AND PROCEDURES
Our Audit Committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by our Audit Committee or the engagement is entered into pursuant to the pre-approval procedure described below.
From time to time, our audit committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. Any such pre-approval details the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.
During fiscal years 2021 and 2020, no services were provided to us by Ernst & Young LLP other than in accordance with the pre-approval policies and procedures described above.

✓
The Board of Directors recommends voting “FOR” Proposal No. 2 to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

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Report of the Audit Committee
The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, (the “Securities Act”) or the Exchange Act.
We operate in accordance with a written charter adopted by the Board and reviewed annually by the audit committee. We are responsible for overseeing the quality and integrity of the Company’s accounting, auditing and financial reporting practices. In accordance with the rules of the SEC and Nasdaq, the audit committee is composed entirely of members who are independent, as defined by the listing standards of Nasdaq and the Company’s Corporate Governance Guidelines. Further, the Board has determined that all three of our members (Terry-Ann Burrell, R. Martin Chavez, and Zavin Dar) are audit committee financial experts as defined by the rules of the SEC.
The audit committee met three (3) times during fiscal 2021 with the Company’s management and Ernst & Young LLP, the Company’s independent registered public accounting firm, including, but not limited to, meetings held to review and discuss the annual audited and quarterly financial statements and the Company’s earnings press releases.
We believe that we fully discharged our oversight responsibilities as described in our charter, including with respect to the audit process. We reviewed and discussed our audited financial statements for the fiscal year ended December 31, 2021, with management and Ernst & Young LLP. Management has the responsibility for the preparation of the Company’s financial statements, and Ernst & Young LLP has the responsibility for the audit of those statements. The Audit Committee discussed with Ernst & Young LLP the matters required to be discussed by Public Company Accounting Oversight Board, or PCAOB, Auditing Standard No. 1301 and the SEC. We received the written disclosures and the letter from Ernst & Young pursuant to Rule 3526, Communication with Audit Committees Concerning Independence, of the PCAOB, concerning any relationships between Ernst & Young LLP and the Company and the potential effects of any disclosed relationships on Ernst & Young LLP’s independence, and discussed with Ernst & Young its independence. We reviewed with Ernst & Young their audit plans, audit scope, identification of audit risks and their audit efforts, and discussed and reviewed the results of Ernst & Young LLP’s examination of the Company’s financial statements both with and without management.
The Audit Committee considered any fees paid to Ernst & Young LLP for the provision of non-audit related services and does not believe that these fees compromise Ernst & Young LLP’s independence in performing the audit.
Based on these reviews and discussions with management and Ernst & Young LLP, we approved the inclusion of the Company’s audited financial statements in its Annual Report on Form 10-K for the fiscal year ended December 31, 2021 for filing with the SEC. We also have selected Ernst & Young LLP as the independent registered public accounting firm for the fiscal year ended December 31, 2022, subject to ratification by the Company’s stockholders.

Members of the Audit Committee
Terry-Ann Burrell (Committee Chair)
R. Martin Chavez
Zavin Dar
April 28, 2021

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Executive Officers
The following table sets forth information for our executive officers as of
March 31, 2022:

Name	Age	Position
Christopher Gibson	39	Co-Founder and Chief Executive Officer
Ramona Doyle	63	Chief Medical Officer
Tina Marriott Larson	47	President and Chief Operating Officer
Michael Secora	39	Chief Financial Officer
Shafique Virani	51	Chief Corporate Development Officer
EXECUTIVE OFFICER BIOGRAPHIES
Christopher Gibson, Ph.D.

Christopher Gibson, Ph.D, serves as our CEO. For Dr. Gibson’s biography please see the heading above “Directors Continuing in Office.”
Ramona Doyle, M.D.

Ramona Doyle, M.D., has served as our Chief Medical Officer since December 2020. Prior to joining us, Dr. Doyle served as Chief Executive Officer of the MAVEN Project, a telehealth nonprofit, from September 2020 to present. Dr. Doyle has served as a Clinical Professor of Medicine at University of California San Francisco Medical Center from October 2011 to present and as an attending physician at Zuckerberg San Francisco General Hospital and Trauma Center from December 2016 to present. Dr. Doyle previously served as the Chief Medical Officer of Blade Therapeutics from January 2017 to May 2018 and as Vice President at the California Institute for Regenerative Medicine from July 2015 to July 2016. Dr. Doyle also served as an Associate Professor of Medicine at Stanford University from 1995 to 2008. Dr. Doyle holds a B.A. in English Language and Literature from The University of the South and a B.A. and an M.S. in Physiology from the University of Oxford. Dr. Doyle also holds an M.D. from Emory University School of Medicine and is board certified in Internal Medicine, Pulmonary Medicine and Critical Care Medicine by the American Board of Internal Medicine.
Tina Marriott Larson

Tina Marriott Larson has served as our Chief Operating Officer since July 2018 and as our President since October 2019. She was previously Senior Vice President, Executive Committee member, and Compliance Committee member at Achaogen, a publicly traded biopharmaceutical company that discovered, developed and commercialized treatments for infectious disease from May 2016 to June 2018, where she led Achaogen’s technical operations team—accountable for process development, supply chain and diagnostic development. Prior to Achaogen, she was Global Head of Technical Development Business Operations at Roche from October 2014 to April 2016, where she was responsible for business and technology infrastructure. She spent a total of 20 years at Genentech/Roche in technical operations roles that included Automation Engineer, Associate Director Manufacturing Sciences, Director Process Development Engineering and Senior Director Technical Development Operations & Engineering. She has both deep technical expertise in scale-up of biopharmaceutical production and managing technical and operational organizations. Ms. Larson was recognized by the Healthcare Business Women’s Association as a Rising Star in 2012, was recognized by Utah Business magazine as CXO of the Year in 2020, and was a 2019 Women Tech Council Awards winner. She has served on the advisory board of Colorado State University’s College of Engineering since 2015 and was recognized in 2019 as a CSU Distinguished Alumni. Ms. Larson received a B.S. in Chemical Engineering from Colorado State University.

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Michael Secora, Ph.D.

Michael Secora, Ph.D., has served as our Chief Financial Officer since March 2020. Prior to joining us, Dr. Secora worked at Laurion Capital Management, as an asset manager based in New York City from July 2010 to February 2020, where he was Managing Director and Head of Capital Markets and Venture. During his time at Laurion, he developed, executed and managed fundamentally grounded investment strategies as well as built business partnerships and technological infrastructure for investing in event-driven, fundamental and macroeconomic contexts. At Laurion Capital Management, Dr. Secora was active in venture, crossover, capital markets, public and special situations investing particularly within emerging technologies and the life sciences. Dr. Secora received his Ph.D. from Princeton University in Applied and Computational Mathematics and B.S. in Mathematics and Physics from Massachusetts Institute of Technology.
Shafique Virani, M.D.

Shafique Virani, M.D., has served as our Chief Corporate Development Officer since March 2020. Prior to joining us, he was Chief Executive Officer of Navire Pharma and CoA Therapeutics (each a subsidiary of BridgeBio Pharma, Inc.) from September 2017 to December 2019 and June 2018 to December 2019, respectively. He also served as Chief Executive Officer in Residence of BioBridge LLC from June 2017 to December 2019. Prior to BridgeBio, he assumed a 13-year long tenure at Genentech/Roche from January 2004 to June 2017 as Vice President and Global Head of Neuroscience, ophthalmology and rare disease partnering where he helped build a portfolio of medicines including Risdiplam for spinal muscular atrophy, Enspryng for neuromyelitis optica spectrum disorder and several therapeutics in the mid-late stage clinical pipeline via licensing and acquisitions. Dr. Virani trained as a neurosurgeon in Cambridge, UK and Boston and received his M.D. from the University of Nottingham.

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Executive and Director Compensation
This section provides an overview of the compensation awarded to, earned by, or paid to our principal executive officer and the Named Executive Officers in respect of their service to us for the fiscal years ended December 31, 2020 and 2021. We refer to these individuals as our Named Executive Officers (our “NEOs”). Our NEOs for 2021 were:
•Christopher Gibson, our Chief Executive Officer and Director;
•Ramona Doyle, our Chief Medical Officer;
•Tina Marriott Larson, our Chief Operating Officer and President;
•Michael Secora, our Chief Financial Officer; and
•Shafique Virani, our Chief Corporate Development Officer
Executive Compensation Summary Table
The following table sets forth information regarding the compensation of our named executive officers for the year ended December 31, 2020, and December 31, 2021.

Name and Principal Position	Year	Salary ($)	Bonus(1)	Option Awards ($)(2)	Non- Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)	Total ($)
Christopher Gibson, Chief Executive Officer	2020	269,643	13,000	2,268,661	20,444	12,700(4)	2,584,448
	2021	485,417		—	175,000	13,174(5)	673,591
Ramona Doyle, Chief Medical Officer(6)	2020	3,666		1,134,331	—	—	1,137,997
	2021	440,282		—	154,000	13,174(5)	607,456
Tina Marriott Larson, Chief Operating Officer and President	2020	408,192	13,000	226,866	30,070	12,700(4)	690,828
	2021	428,771		—	154,000	13,174(5)	595,945
Michael Secora, Chief Financial Officer(6)	2020	170,833	63,000	3,431,798	15,357	37,500(7)	3,718,488
	2021	307,708	63,460	—	126,000	13,174(5)	510,342
Shafique Virani, Chief Corporate Development Office(7)	2020	413,541	13,000	991,749	28,158	20,523(8)	1,466,974
	2021	500,000		—	175,000	13,174(5)	688,174
1.For Mr. Secora, the 2020 amount consists of a $50,000 relocation bonus and a $13,000 COVID life assistance bonus and his 2021 amount represents a one-time payment in lieu of a retirement fund contribution. For all other amounts in this column the amount represents a $13,000 COVID life assistance bonus.

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2.In accordance with SEC rules, the amount in this column reflects the aggregate grant date fair value of stock options granted during 2020 computed in accordance with Accounting Standards Codification, or ASC, Topic 718, rather than the amount paid or realized by the director. We provide information regarding the assumptions used to calculate the value of all stock options granted to our NEO’s in Note 12 to our audited financial statements included in our Annual Report filed on Form 10-K. For the Market Condition Option (as described below), we calculated the grant date fair value based on multiple liquidity event value paths developed through the use of a Monte Carlo simulation. The assumptions used in calculating the grant-date fair value of the Market Condition Option reported in this column are set forth in Note 12 to our consolidated financial statements appearing in our Annual Report filed on Form 10-K. See “Narrative Disclosure to Summary Compensation Table—2020 CFO Options” for additional information.
3.Represents amounts earned under our 2020 bonus plan and 2021 bonus plan, including grant values of fully-vested stock options and restricted stock units issued in connection with our 2021 bonus plan to each of our executive officers in February 2022, which equity awards had the following grant values:

Executive Name	Stock Option Bonus Value ($)	Restricted Stock Bonus Value ($)
Christopher Gibson	43,750	43,750
Ramona Doyle	38,500	38,500
Tina Marriott Larson	38,500	38,500
Michael Secora	31,500	31,500
Shafique Virani	43,750	43,750
Our bonus plans are more fully described below under the section titled “Non-Equity Incentive Plan Compensation.”
4.Amount consists of $12,700 in matching contributions to our 401(k) plan.
5.Amount consists of $13,100 in matching contributions to our 401(k) plan and $74 in life insurance premiums.
6.The named executive officer’s base salary was pro-rated for the number of days such named executive officer worked for us in 2020. Mr. Secora and Mr. Virani began working for us on March 1, 2020, and Dr. Doyle began working for us on December 30, 2020.
7.Amount consists of $12,700 in matching contributions to our 401(k) plan and $24,800 in contributions to a supplemental retirement plan.
8.Amount consists of $12,900 in matching contributions to our 401(k) plan and $7,623 in travel and housing reimbursements.

NARRATIVE DISCLOSURE TO SUMMARY COMPENSATION TABLE
2020 CFO Options
In March 2020, the Board of Directors granted Mr. Secora the following options to purchase shares of our Class A common stock:
•an option to purchase 1,125,000 shares, or the Initial Option;
•an option to purchase 75,000 shares, or the Sign-on Option; and
•an option to purchase 1,500,000 shares, or the Market Condition Option.
These grants were negotiated in connection with the hiring of Mr. Secora in February 2020, and were set at levels that were designed to recruit him to our company and provide incentives with us to remain over the long-term.
The Initial Option vests as to 1/48th of the shares subject to the Initial Option each month after the first day of Mr. Secora’s employment with us, subject to Mr. Secora’s continued service through the relevant vesting dates.
The Sign-on Option vested as to 100% of the shares subject to the Sign-on Option on the later of i) the first day of Mr. Secora’s employment with us or ii) the date Mr. Secora permanently relocates to the Salt Lake City, Utah area on a full-time basis, subject to his continued service through such later date.

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The Market Condition Option becomes cumulatively vested as to the following number of shares subject to the Market Condition Option upon each occurrence of certain liquidity events, subject to Mr. Secora’s continued service through the date of such Liquidity Event:

Liquidity Event Value	Cumulative Vested Shares
Greater than $7.11	150,000
Greater than $9.24	300,000
Greater than $12.02	450,000
Greater than $15.63	600,000
Greater than $20.32	750,000
Greater than $29.46	900,000
Greater than $42.72	1,050,000
Greater than $61.95	1,200,000
Greater than $89.83	1,350,000
Greater than $103.26	1,500,000
Once a number of shares subject to the Market Condition Option have vested upon the occurrence of a liquidity event, the number of vested shares subject to the Market Condition Option will not be reduced if the Liquidity Event Value in a subsequent liquidity event is lower than the Liquidity Event Value in the prior liquidity event.

If liquidity event is	Then

Our entering into a term sheet, letter of intent, or similar agreement for a financing (whereby equity securities (or securities convertible or exchangeable into equity securities) of ours or any of our subsidiaries are sold and issued to independent third parties primarily for capital raising purposes) that is approved by our board of directors	The amount to be payable for each share of our capital stock in connection with the financing, as set forth in the term sheet

Our entering into a term sheet, letter of intent, or similar agreement for a change in control that is approved by our board of directors, the greater of (x) the amount to be payable for each share of our Class A common stock or Class B common stock in connection with the change in control, as set forth in, or determinable under the terms of, the term sheet or (y) if such change in control is actually consummated	The actual amount payable for each share of our Class A common stock or Class B common stock in connection with the change in control (with any amount that is subject to an escrow, earn-out, holdback or other similar arrangement not included in the Liquidity Event Value unless and until such amount is actually paid)

An underwritten public offering of our common equity securities, including the offering under which this prospectus forms a part	The initial price to the public as set forth in the final prospectus included within the registration statement in Form S-1 filed with the Securities and Exchange Commission for such underwritten public offering

The first sale or resale of our common equity securities to the general public in connection with a direct listing	The reference price set by the applicable stock exchange or national market system

A Measurement Date*	The closing sales prices for a share of our Class A common stock or Class B common stock on such Measurement Date as quoted on the applicable stock exchange or national market system

Significant Financial Event**	The amount to be payable for each share of our capital stock in connection with the applicable Significant Financial Event
*“Measurement Date” is each trading day that our Class A common stock is listed on any established stock exchange or a national market system.

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**“Significant Financial Event” means the occurrence of any of the following events while our Class A common stock is listed on any established stock exchange or a national market system: i) a repurchase of shares of our Class A common stock or Class B common stock pursuant to a tender offer, ii) a private investment in public equity transaction whereby we sell publicly traded shares of our Class A common stock, Class B common stock, preferred stock, and/or convertible securities to private investors, or iii) an accelerated share repurchase by us to buy back large blocks of outstanding shares of our Class A common stock or Class B common stock quickly to maintain a certain valuation, using an investment bank as an intermediary.
We estimated the grant date fair value of the Market Condition Option with performance incentive elements using a model based on multiple stock price paths developed through the use of a Monte Carlo simulation that incorporates into the valuation the possibility that the Liquidity Event Value targets of each individual tranche may not be satisfied. The average grant date fair value of the Market Condition Option was estimated to be $1.23 per share, and we will recognize total stock-based compensation expense of approximately $1,845,000 over the life of the grants as probability of vesting increases. If the Liquidity Event Value targets are met, we will adjust our stock-based compensation expense to reflect the cumulative expense associated with the vested award.
EXECUTIVE COMPENSATION AGREEMENTS
Christopher Gibson Employment Letter
In March 2021, we entered into a new employment letter with Dr. Gibson, our Chief Executive Officer. The employment letter does not have a specific term and provides that Dr. Gibson’s employment is at-will. Dr. Gibson current base salary is $520,000 and his annual on-target bonus opportunity is 25% of his base salary.
Ramona Doyle Employment Letter
In March 2021, we entered into a new employment letter with Dr. Doyle, our Chief Medical Officer. The employment letter does not have a specific term and provides that Dr. Doyle’s employment is at-will. Dr. Doyle’s current base salary is $448,800 and her annual on-target bonus opportunity is 25% of her base salary.
Tina Marriott Larson Employment Letter
In March 2021, we entered into a new employment letter with Ms. Larson, our President and Chief Operating Officer. The employment letter does not have a specific term and provides that Ms. Larson’s employment is at-will. Ms. Larson’s current base salary is $457,600 and her annual on-target bonus opportunity is 25% of her base salary.
Michael Secora Employment Letter
In March 2021, we entered into a new employment letter with Mr. Secora, our Chief Financial Officer. The employment letter does not have a specific term and provides that Mr. Secora’s employment is at-will. Mr. Secora’s current base salary is $364,000 and his annual on-target bonus opportunity is 25% of his base salary.
Shafique Virani Employment Letter
In March 2021, we entered into a new employment letter with Mr. Virani, our Chief Corporate Development Officer. The employment letter does not have a specific term and provides that Mr. Virani’s employment is at-will. Mr. Virani’s current salary is $510,000 and his annual on-target bonus opportunity is 25% of his base salary.
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
Executive Change in Control and Severance Plan
In March 2021, we adopted an Executive Change in Control and Severance Plan, or our Severance Plan, under which our executive officers and certain other key employees will be eligible to receive severance benefits, as specified in and subject to the employee signing a participation agreement under our Severance Plan. Our Severance Plan became effective on the effective date of the registration statement in April 2021. Our Severance Plan is designed to attract, retain, and reward senior level employees. The severance payments and benefits under the Severance Plan generally are in lieu of any other severance payments and benefits to which a participant was entitled before signing his or her participation agreement, except as specifically provided under the participation agreement.
The Board of Directors has designated each of our executive officers as a participant under our Severance Plan eligible for the rights to the applicable payments and benefits described below. In the event of a “termination” of the employment of an executive officer by us for a reason other than “cause” or the executive officer’s death or “disability” (as such terms are defined in our Severance Plan), that occurs outside the change in control period (as described below), the executive officer will be entitled to the following payments and benefits:
•lump sum payment equal to 9 months (or in the case of Dr. Gibson, 12 months) of the executive officer’s annual base salary; and
•reimbursement, or taxable lump sum payment in lieu of reimbursement, equal to the premium cost of continued health coverage under the Consolidated Omnibus Reconciliation Act of 1985, as amended, or COBRA, for a period of 9 months (or in the case of Dr. Gibson, 12 months).

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In the event of a “termination” of the employment by us for a reason other than “cause” or the participant’s death or “disability” or by the participant for “good reason” (as such terms are defined in our Severance Plan), in either case, occurring within a period beginning 3 months prior to and ending 12 months following a “change in control” (as defined in our Severance Plan), the participant will be entitled to the following payments and benefits:
•a lump sum payment equal to (i) 12 months of the participant’s annual base salary, plus (ii) 100% of the participant’s target annual bonus as in effect for the fiscal year in which the change in control qualifying termination of employment occurs, plus (iii) a pro-rata portion of such target annual bonus (based on the number of days the participant worked during the fiscal year in which the change in control qualifying termination occurs divided by the total number of days in such fiscal year);
•reimbursement, or taxable lump sum payment in lieu of reimbursement, equal to the premium cost of continued health coverage under the COBRA for a period of 12 months; and
•100% accelerated vesting of all outstanding equity awards, and, with respect to equity awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels for the relevant performance period(s), unless otherwise determined by the applicable agreement governing the equity award with performance-based vesting.
The receipt of the payments and benefits provided for under the Executive Severance Plan described above is conditioned on the executive officer signing and not revoking a separation and release of claims agreement and such release becoming effective and irrevocable no later than the 60th day following the named executive officer’s involuntary termination of employment, as well as continued compliance with any confidentiality, proprietary information, and inventions agreement applicable to the executive officer.
In addition, if any of the payments or benefits provided for under our Severance Plan or otherwise payable to the executive officer would constitute “parachute payments” within the meaning of Section 280G of the Code and could be subject to the related excise tax, the executive officer will receive either full payment of such payments and benefits or such lesser amount that would result in no portion of the payments and benefits being subject to the excise tax, whichever results in the greater amount of after-tax benefits to them. Our Severance Plan does not require us to provide any tax gross-up payments to the executive officers.
NON-EQUITY INCENTIVE PLAN COMPENSATION
In 2021, all of our employees, including our executive officers were eligible to receive cash incentive compensation under our 2021 bonus plan based on the achievement of certain company-wide objectives and key results. Each employee and executive officer’s target cash incentive compensation was equal to 25% of his or her base salary for 2021. In February 2022, the compensation committee determined that we achieved a total performance of 60% of the pre-established goals, but the compensation committee decided to adjust the bonus payout for each executive officer to 70% of the target amount in light of the achievement of certain other key objectives that had not been anticipated when the goals were established at the start of the year. The payments under our 2021 bonus plan paid to our executive officers for 2021 are listed in the “Non‑Equity Incentive Plan Compensation” column of the "Executive Compensation Summary Table" above. In addition, each executive officer received fully vested equity awards with an initial target value equal to the amount of his or her cash payment under our 2021 bonus plan, with the value of such equity awards split equally between options and restricted stock units.
401(k) PLAN
We maintain a 401(k) retirement savings plan for the benefit of our employees, including our named executive officers who remain employed with us, and who satisfy certain eligibility requirements. Under the 401(k) plan, eligible employees may elect to defer a portion of their compensation, within the limits prescribed by the Code, on a pre-tax or after-tax (Roth) basis, through contributions to the 401(k) plan. The 401(k) plan authorizes employer safe harbor contributions. The 401(k) plan is intended to qualify under Sections 401(a) and 501(a) of the Code. As a tax-qualified retirement plan, pre-tax contributions to the 401(k) plan and earnings on those pre-tax contributions are not taxable to the employees until distributed from the 401(k) plan, and earnings on Roth contributions are not taxable when distributed from the 401(k) plan.

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OUTSTANDING AWARDS AT FISCAL YEAR-END TABLE
The following table sets forth information concerning outstanding equity awards held by our NEOs as of December 31, 2021.

Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($/share)	Option Expiration Date
Christopher Gibson	346,354	1,125,000	2.48	12/31/2030(1)
Ramona Doyle	187,500	562,500	2.48	12/31/2030(2)
Tina Marriott Larson	600,937	111,563	1.06	7/23/2028(3)
	37,500	112,500	2.48	12/31/2030(4)
Michael Secora	187,501	632,811	2.22	3/4/2030(5)
	900,000	600,000	2.22	3/4/2030(6)
Shafique Virani	265,080	421,875	2.22	3/4/2020(7)
1.Represents an option to purchase 1,500,000 shares of our Class A common stock granted on December 31, 2020 pursuant to the 2016 Equity Incentive Plan. One forty-eighth (1/48th) of the shares subject to the award shall vest one month after December 31, 2020, or the Gibson Vesting Commencement Date, and one forty-eighth (1/48th) of the shares subject to the award shall vest each month thereafter on the same day of the month as the Gibson Vesting Commencement Date. Under the Equity Exchange Agreement, Dr. Gibson has the right to exchange the shares of Class A common stock received upon exercise of this option for shares of Class B common stock in accordance with the terms of the Equity Exchange Agreement.
2.Represents an option to purchase 750,000. shares of our Class A common stock granted on December 31, 2020 pursuant to the 2016 Equity Incentive Plan. Twenty-Five percent (25%) of the shares subject to the award shall vest one year after December 31, 2020, or the Doyle Annual Vesting Commencement Date, and one-forty-eighth (1/48th) of the shares subject to the award shall vest each month thereafter on the same day of the month as the Doyle Annual Vesting Commencement Date.
3.Represents an option to purchase 765,000. shares of our Class A common stock granted on July 23, 2018 pursuant to the 2016 Equity Incentive Plan. Twenty-Five percent (25%) of the shares subject to the award shall vest one year after July 16, 2018, or the Larson Annual Vesting Commencement Date, and one-forty-eighth (148th) of the shares subject to the award shall vest each month thereafter on the same day of the month as the Larson Annual Vesting Commencement Date.
4.Represents an option to purchase 150,000 shares of our Class A common stock granted on December 31, 2020 pursuant to the 2016 Equity Incentive Plan. One forty-eighth (1/48th) of the shares subject to the award shall vest one month after December 31, 2020, or the Larson Monthly Vesting Commencement Date, and one forty-eighth (1/48th) of the shares subject to the award shall vest each month thereafter on the same day of the month as the Larson Monthly Vesting Commencement Date.
5.Represents an option to purchase 1,124,997 shares of our Class A common stock granted on March 4, 2020 pursuant to the 2016 Equity Incentive Plan. One forty-eighth (1/48th) of the shares subject to the award shall vest one month after March 1, 2020, or the Secora Vesting Commencement Date, and one forty-eighth (1/48th) of the shares subject to the award shall vest each month thereafter on the same day of the month as the Secora Vesting Commencement Date.
6.Represents an option to purchase 1,500,000 shares of our Class A common stock granted on March 4, 2020 pursuant to the 2016 Equity Incentive Plan. See the section titled “2020 CFO Options” for a description of the terms of the award.
7.Represents an option to purchase 704,955 shares of our Class A common stock granted on March 4, 2020 pursuant to the 2016 Equity Incentive Plan. One forty-eighth (1/48th) of the shares subject to the award shall vest one month after March 4, 2020, or the Virani Vesting Commencement Date, and one forty-eighth (1/48th) of the shares subject to the award shall vest each month thereafter on the same day of the month as the Virani Vesting Commencement Date.

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EQUITY PLAN INFORMATION
The following table provides information as of December 31, 2021, with respect to the shares of our common stock that may be issued under our existing equity compensation plans.

	EQUITY COMPENSATION PLAN INFORMATION
PLAN CATEGORY	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights(3)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities in first column)
Equity compensation plans approved by security holders(1)(2)	19,669,850	3.78	14,667,116
Equity compensation plans not approved by security holders	_	_	_
Total	19,669,850	3.78	14,667,116
1.As a result of our IPO and the adoption of 2021 Equity Incentive Plan, or the 2021 Plan, we no longer grant awards under the 2016 Equity Incentive Plan, or the 2016 Plan; however, all outstanding awards under the 2016 Plan remain subject to the terms of the 2016 Plan. The shares of Class A common stock available for issuance under the 2021 Plan will be increased by a number of shares of Class A common stock equal to (a) any shares of Class A common stock subject to stock options or similar awards under the 2016 Plan that, on or after the effective date of the registration statement relating to our IPO (the “Registration Date”), expire or otherwise terminate without having been exercised or issued in full, (b) any shares of Class A common stock that, on or after the Registration Date, are tendered to or withheld by us for payment of an exercise price or for tax withholding obligations and (c) any shares of Class A common stock issued pursuant to the 2016 Plan that, on or after the Registration Date, are forfeited to or repurchased by us due to failure to vest. The maximum number of shares of Class A common stock that can be added to the 2021 Plan from the 2016 Plan is 19,479,146.
2.Consists of 16,186,000 shares of our Class A common stock reserved for issuance under our 2021 Plan and 3,238,000 shares of our Class A common stock reserved for issuance under our 2021 Employee Stock Purchase Plan, or our 2021 ESPP. Our 2021 Plan provides that on the first day of each fiscal year, the number of shares of our Class A common stock available for issuance thereunder is automatically increased by a number equal to the least of (i) 16,186,000 shares, (ii) five percent (5%) of the outstanding shares of all classes of our common stock as of the last day of our immediately preceding fiscal year, or (iii) such number of shares of Class A common stock determined by the administrator of our 2021 Plan. Our 2021 ESPP provides that on the first day of each fiscal year, the number of shares of our Class A common stock available for issuance thereunder is automatically increased by a number equal to the least of (i) 3,238,000 shares, (ii) one percent (1%) of the outstanding shares of all classes of our common stock as of the last day of our immediately preceding fiscal year, or (iii) such number of shares of Class A common stock determined by the administrator of our 2021 ESPP. On January 1, 2022, the number of shares of our Class A common stock available for issuance under our 2021 Plan and our 2021 ESPP increased by 8,513,338 and 1,702,667 shares, respectively, pursuant to these provisions. These increases are not reflected in the table above.
3.The weighted-average exercise price excludes any outstanding RSUs, which have no exercise price.

DIRECTOR COMPENSATION
As further sets forth in the “Directors Compensation Table” below, the following is information regarding compensation earned by or paid to our directors for the fiscal year ended December 31, 2021, other than Christopher Gibson, our Chief Executive Officer, who is also a member of our Board of Directors, but did not receive any additional compensation for service as a director. The compensation of Dr. Gibson as a Named Executive Officer is set forth above under “Executive Compensation-Summary Compensation Table.”
We have adopted, and our stockholders have approved, an Outside Director Compensation Policy that became effective upon the effective date of our initial public offering in April, 2021. Our Outside Director Compensation Policy provides that all non-employee directors will be entitled to receive the following cash compensation for their services following the effective date of the Outside Director Compensation Policy:
•$35,000 retainer per year for each non-employee director;
•$35,000 retainer per year for the chair of the Board;
•$20,000 retainer per year for the chair of the audit committee or $10,000 retainer per year for each other member of the audit committee;
•$15,000 retainer per year for the chair of the compensation committee or $7,500 retainer per year for each other member of the compensation committee; and
•$10,000 retainer per year for the chair of the nominating committee or $5,000 retainer per year for each other member of the nominating committee.

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Each non-employee director who serves as the chair of a committee will receive only the additional annual fee as the chair of the committee and will not receive the additional annual fee as a member of the committee. All cash payments to non-employee directors are paid quarterly in arrears on a prorated basis. Non-employee directors may elect to receive 100% of their annual cash fees in the form of awards of our Class A common stock.
Each non-employee director may elect to convert any cash compensation that s/he would otherwise be entitled to receive under our Outside Director Compensation Policy into an award of RSUs under our 2021 Plan (each, a “Retainer Award”). If the non-employee director makes this election in accordance with the Outside Director Compensation Policy, such Retainer Award will be granted on the first business day following the date that the corresponding cash compensation otherwise would be paid under the policy, will be fully vested on the grant date and will cover a number of shares of our Class A common stock equal to (A) the aggregate amount of cash compensation otherwise payable to the non-employee director on that date divided by (B) the closing price per share as of the day the grant is made.
In addition to the compensation structure described above, our Outside Director Compensation Policy provides the following equity incentive compensation program for non-employee directors.
Each person who first becomes a non-employee director will receive, on the first trading date on or after the date on which the person first becomes an non-employee director, the following initial awards: (i) an option to purchase a number of shares of our Class A common stock, with such option having a grant date fair value (determined in accordance with GAAP) (a “grant value”) equal to $250,000, rounded to the nearest whole share, and (ii) an award of restricted stock units covering a number of shares of our Class A common stock, with such award having grant value equal to $250,000, rounded to the nearest whole share. Each initial award will vest as to one-third of the underlying shares on the first three anniversaries of the date the individual became a non-employee director, subject to continued service through each relevant vesting date. If the person was a member of the Board of Directors and also an employee, becoming a non-employee director due to termination of employment will not entitle the non-employee director to an initial award.
On the date of each annual meeting, each non-employee director who is continuing as a director on the date following our annual meeting automatically will be granted the following annual awards: (i) an option to purchase a number of shares of our Class A common stock, with such option having a grant value of $112,500, rounded to the nearest whole share; and (ii) an award of restricted stock units covering a number of shares of our Class A common stock, with such award having a grant value of $112,500, rounded to the nearest whole share. If a non-employee director’s initial awards were granted more than 3 months before an annual meeting but within 6 months of that annual meeting, the grant value of each annual award granted to the non-employee director on the date of that annual meeting will be reduced by 50%. If a non-employee director’s initial awards were granted within 3 months before an annual meeting, the non-employee director will not receive any annual awards on the date of that annual meeting. Each annual award will vest on the earlier of the first anniversary of the award’s grant date or the day before the annual stockholder meeting following the date the annual award was granted, in each case subject to continued service through each relevant vesting date.
Each initial award or annual award that is an option will have a term of 10 years and will have an exercise price per share equal to the fair market value of a share of our Class A common stock on the date of grant.
In the event of a change in control of our company, all equity awards granted to a non-employee director (including those granted pursuant to our Outside Director Compensation Policy) will fully vest and become immediately exercisable (if applicable) and, with respect to equity awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions met, unless specifically provided otherwise under the applicable award agreement or other written agreement between the non-employee director and us.
In any fiscal year of ours, no non-employee director may be paid, issued or granted cash compensation and equity awards following the effective date of our director compensation policy with a total value of greater than $850,000 for a non-employee director’s first year of service or $600,000 in any subsequent year, with the value of an equity award based on its grant date fair value for purposes of this limit, or the annual director limit. Any cash compensation paid or equity awards granted to a non-employee director while he or she was an employee or consultant (other than a non-employee director) will not count toward the annual director limit.
Our Outside Director Compensation Policy also provides for the reimbursement of our non-employee directors for reasonable, customary and documented travel expenses to attend meetings of our board of directors and committees of our Board of Directors.

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Compensation for our non-employee directors is not limited to the equity awards and payments set forth in our Outside Director Compensation Policy. Our non-employee directors will remain eligible to receive equity awards and cash or other compensation outside of the Outside Director Compensation Policy, as may be provided from time to time at the discretion of our Board of Directors.
DIRECTOR COMPENSATION TABLE

Name	Fees Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Total ($)
Zachary Bogue, J.D.	31,875	—	—	31,875
Blake Borgeson, Ph.D.(4)	30,000	195,626	126,128	351,753
Terry-Ann Burrell, M.B.A.(5)	41,250	195,626	126,128	363,003
R. Martin Chavez, Ph.D.(6)	56,250	195,626	126,128	378,003
Zavain Dar(1)	41, 250			41,250
Robert Hershberg, L.D., Ph.D.(7)	37,500	195,626	126,128	359,253
Dean Li, M.D., Ph.D.(8)	35,625	434,726	296,744	767,095
1.Amounts represent cash compensation for services rendered during 2021 by each member of the board of directors. Note that these amounts are pro-rated as we began compensating our directors with cash beginning in April of 2021. All but Mr. Dar chose to take these fees in the form of fully-vested stock awards with a grant value equal to the amounts listed in this column.
2.Amounts shown reflect the grant date fair value of awards of restricted stock units granted during 2021 other than the fully-vested stock grants made as payout of the cash compensation described in footnote (1) to this table.
3.Amounts shown reflect the grant date fair value of stock option awards granted during 2021. The grant date fair value was computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or FASB ASC Topic 718, Compensation - Stock Compensation, disregarding the effect of estimated forfeitures related to service-based vesting. These amounts reflect the accounting cost for the stock options and do not correspond to the actual economic value that may be received by the director upon exercise of the stock options or any sale of any of the underlying shares. The assumptions used in calculating the grant-date fair value of the awards reported in this column are set forth in Note 12 to our 10-K filed with the SEC on March 23, 2022.
4.As of December 31, 2021, Dr. Borgeson held (i) options to purchase a total of 12,500 shares of our Class A common stock and (ii) restricted stock units covering a total of 6,250 shares of our Class A common stock.
5.As of December 31, 2021, Ms. Burrell held (i) options to purchase a total of 417,188 shares of our Class A common stock and (ii) restricted stock units covering a total of 6,250 shares of our Class A common stock.
6.As of December 31, 2021, Dr. Chavez held (i) options to purchase a total of 537,500 shares of our Class A common stock and (ii) restricted stock units covering a total of 6,250 shares of our Class A common stock.
7.As of December 31, 2021, Dr. Hershberg held (i) options to purchase a total of 537,500 shares of our Class A common stock and (ii) restricted stock units covering a total of 6,250 shares of our Class A common stock.
8.As of December 31, 2021, Dr. Li held (i) options to purchase a total of 27,778 shares of our Class A common stock and (ii) restricted stock units covering a total of 9,260 shares of our Class A common stock. As described in the 2021 Equity Awards, the option and RSU awards granted to Dr. Li were approved before the outside director compensation policy became effective, and were not subject to annual compensation limits under the policy.

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Certain Relationships and
Related Party Transactions
CERTAIN RELATIONSHIPS AND TRANSACTIONS
Other than the compensation agreements and other arrangements described under “Executive Compensation” and “Director Compensation” in this proxy statement and the transactions described below, since January 1, 2021, there has not been and there is not currently proposed, any transaction or series of similar transactions to which we were, or will be, a party in which the amount involved exceeded, or will exceed, $120,000 and in which any director, executive officer, holder of five percent or more of any class of our capital stock or any member of the immediate family of, or entities affiliated with, any of the foregoing persons, had, or will have, a direct or indirect material interest.
DIRECTOR AND OFFICER INDEMNIFICATION AND INSURANCE
We have agreed to indemnify each of our directors and executive officers against certain liabilities, costs and expenses, and have purchased directors’ and officers’ liability insurance. We also maintain a general liability insurance policy which covers certain liabilities of directors and officers arising out of claims based on acts or omissions in their capacities as directors or officers. The indemnification agreements and our amended restated certificate of incorporation and bylaws were effect upon the closing of our initial public offering in April 2021 and require us to indemnify our directors, executive officers and certain controlling persons to the fullest extent permitted by Delaware law.
OTHER TRANSACTIONS
We entered into exchange agreements with Dr. Gibson and his affiliate, effective as of immediately after the effectiveness of the filing of our amended and restated certificate of incorporation in April of 2021, pursuant to which 9,467,883 shares of our Class A common stock beneficially owned by Dr. Gibson and his affiliate were automatically exchanged for an equivalent number of shares of our Class B common stock immediately prior to the completion of our initial public offering in April of 2021. In addition, following the completion of our initial public offering in April of 2021, and pursuant to an equity exchange right agreement entered into between us and Dr. Gibson, or the Equity Award Exchange Agreement, Dr. Gibson has a right (but not an obligation) to require us to exchange any shares of Class A common stock received upon the exercise of options to purchase shares of Class A common stock for an equivalent number of shares of Class B common stock. We referred to this right as the Equity Award Exchange. The Equity Award Exchange applies only to equity awards granted to Dr. Gibson prior to the effectiveness our current amended and restated certificate of incorporation. As of December 31, 2021, there were 1,498,383 shares of our Class A common stock subject to options held by Dr. Gibson that may be exchanged, upon exercise, for an equivalent number of shares of our Class B common stock.
INVESTORS’ RIGHTS AGREEMENT
We are party to an amended and restated investors’ rights agreement (the “Investors’ Rights Agreement”), with each holder of our convertible preferred stock, which includes each holder of more than 5% of our capital stock and certain of our directors (or, in some cases, entities affiliated therewith). The Investors’ Rights Agreement imposes certain affirmative obligations on us, and also grants certain rights to the holders, including certain registration rights with respect to the registrable securities held by them. Other provisions of the Investors’ Rights Agreement were terminated upon completion of our initial public offering in April 2021.
RELATED PERSON TRANSACTION POLICY
The Board of Directors adopted a written related person transaction policy providing that transactions with our directors, executive officers and holders of five percent or more of our voting securities and their affiliates, each a related person, must be approved by the Audit Committee. This policy became effective in April 2021 in connection with our initial public offering. Pursuant to this policy, the Audit Committee has the primary responsibility for reviewing and approving or disapproving “related person transactions,” which are transactions between us and related persons and in which a related person has or will have a direct or indirect material interest.

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Pursuant to this policy, the material facts as to the related person’s relationship or interest in the transaction are disclosed to our audit committee prior to their consideration of such transaction. The Audit Committee will consider, among other factors that it deems appropriate, whether the transaction is on terms no less favorable to us than terms generally available in a transaction with an unaffiliated third-party under the same or similar circumstances and the extent of the related person’s interest in the transaction.

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Security Ownership of Certain Beneficial Owners and Management
The following table sets forth certain information regarding the ownership of our Class A and Class B common stock as of March 31, 2022 by:
•each named executive officer;
•each of our directors;
•our directors and executive officers as a group; and
•each person or entity known by us to own beneficially more than 5% of our capital stock.
We have determined beneficial ownership in accordance with the rules of the SEC, and thus it represents sole or shared voting or investment power with respect to our securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable. The information does not necessarily indicate beneficial ownership for any other purpose, including for purposes of Sections 13(d) and 13(g) of the Exchange Act.
We have based our calculation of the percentage of beneficial ownership on 162,838,508 shares of our Class A common stock (after giving effect to the conversion of all of our shares of convertible preferred stock) and 8,269,209 shares of our Class B common stock (after giving effect to the exchange of shares of our Class A common stock for an equivalent number of shares of our Class B common stock to be held by our Chief Executive Officer and his affiliate) outstanding as of March 31, 2022. We have deemed shares of our Class A common stock subject to stock options that are currently exercisable or exercisable within 60 days of March 31, 2022, to be outstanding and to be beneficially owned and, if applicable, to have been exchanged for shares of Class B common stock pursuant to the Equity Award Exchange, by the person holding the stock option for the purpose of computing the percentage ownership of that person. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.
Unless otherwise indicated, the address for each beneficial owner listed in the table below is c/o Recursion Pharmaceuticals, Inc. 41 S. Rio Grande St. Salt Lake City, UT, 84121.

Name of Beneficial Owner	Class A Common Stock	Percentage of Class A Common Stock (%)	Class B Common Stock†	Percentage of Class B Common Stock (%)	Percentage of Total Voting Power (%)
5% and Greater Stockholders:
Lux Ventures(1)	13,021,519	8.0	—	—	5.3
DCVC(2)	13,619,224	8.4	—	—	5.5
MDC Capital Partners(3)	8,740,917	5.4	—	—	3.6
Scottish Mortgage Investment Trust plc(4)	22,123,155	13.6	—	—	9.0
Christopher Gibson(5)	44,465	0.0	8,779,418	100	35.0
Named Executive Officers and Directors:
Christopher Gibson(5)	44,465	0.0	8,779,418	100	35.0
Ramona Doyle(6)	267,207	*	—	—	*
Tina Marriott Larson(7)	805,215	*	—	—	*
Michael Secora(8)	1,754,613	1.1	—	—	*

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Name of Beneficial Owner	Class A Common Stock	Percentage of Class A Common Stock (%)	Class B Common Stock†	Percentage of Class B Common Stock (%)	Percentage of Total Voting Power (%)
Shafique Virani(9)	423,728	*	—	—	*
Zachary Bogue(10)	13,620,594	8.4	—	—	5.5
Blake Borgeson(11)	7,669,896	4.7	—	—	3.1
Terry-Ann Burrell(12)	306,460	*	—	—	*
R. Martin Chavez(13)	300,856	*	—	—	*
Zavain Dar(14)	3,599	*	—	—	*
Robert Hershberg(15)	310,987	*	—	—	*
Dean Li(16)	3,789,598	2.3	—	—	1.5
All current executive officers and directors as a group (12 persons)(17)	29,297,218	17.6	8,779,418	100	47.0
†Percentage of total voting power represents voting power with respect to all shares of Class A common stock and Class B common stock as one class. Each holder of our Class A common stock is entitled to one vote per share, the holder of our Class B common stock is entitled to 10 votes per share. Holders of our Class A common stock and Class B common stock will vote together as one class on all matters submitted to a vote of our stockholders, except as expressly provided in our amended and restated certificate of incorporation or required by applicable law. See the section the section titled “Description of Capital Stock—Voting Rights” for additional information.
*Represents beneficial ownership of less than 1% of the outstanding shares of our Class A common stock and Class B common stock.
1.Consists of (a) 14,168,585 shares held of record by Lux Ventures IV, L.P. and (b) 3,018,510 held of record by Lux Co-Invest Opportunities, L.P. Lux Venture Partners IV, LLC is the general partner of Lux Ventures IV, L.P. and exercises voting and dispositive power over the shares noted herein held by Lux Ventures IV, L.P. Lux Co-Invest Partners, LLC is the general partner of Lux Co-Invest Opportunities, L.P. and exercises voting and dispositive power over the shares noted herein held by Lux Co-Invest Opportunities, L.P. Peter Hebert and Josh Wolfe are the individual managing members of Lux Venture Partners IV, LLC and Lux Co-Invest Partners, LLC, or the Individual Managers. The Individual Managers, as the sole managers of Lux Venture Partners IV, LLC and Lux Co-Invest Partners, LLC, may be deemed to share voting and dispositive power for the shares noted herein held by Lux Ventures IV, L.P. and Lux Co-Invest Opportunities, L.P. Each of Lux Venture Partners IV, LLC, Lux Co-Invest Partners, LLC, and the Individual Managers separately disclaim beneficial ownership over the shares noted herein except to the extent of their pecuniary interest therein. The address for these entities and individuals is c/o Lux Capital Management, 920 Broadway, 11th Floor, New York, NY 10010. – HERE IS THE DISCLOSURE FROM THEIR MOST RECENT SECTION 13 FILING: (i) 9,953,009 shares of Common Stock held directly by LVIV; and (ii) 3,068,510 shares of Common Stock held directly by LCIO. LVP may be deemed to beneficially own 9,953,009 shares of Common Stock held directly by LVIV. LCP may be deemed to beneficially own 3,068,510 shares of Common Stock held directly by LCIO. LVP is the general partner of LVIV and exercises voting and dispositive power over the shares held by LVIV. LCP is the general partner of LCIO and exercises voting and dispositive power over the shares held by LCIO. LCM serves as the investment manager for each of LVP and LCP and, as such, may be deemed to share voting and dispositive power for the shares held by each of LVIV and LCIO. Mr. Hebert and Mr. Wolfe are the sole managers of LVP and LCP and may be deemed to share voting and dispositive power for the shares held by each of LVIV and LCIO.
2.Consists of (a) 5,941,120 shares held of record by Data Collective IV, L.P., or DCVC IV, (b) 3,951,141 shares held of record by DCVC Opportunity Fund II, L.P., or DCVC Opportunity Fund II, and (c) 3,726,963 shares held of record by DCVC V L.P., or DCVC V. Data Collective IV GP, LLC, or DCVC IV GP, is the general partner of DCVC IV, DCVC Opportunity Fund II GP, LLC, or DCVC Opportunity Fund II GP, is the general partner of DCVC Opportunity Fund II, and DCVC V GP, LLC, DCVC V GP, is the general partner of DCVC V. Zachary Bogue and Matthew Ocko are the managing members of each of DCVC IV GP, DCVC Opportunity Fund II GP, and DCVC V GP. Zachary Bogue and Matthew Ocko exercise voting and dispositive power over the shares held by DCVC IV, DCVC Opportunity Fund II, and DCVC V. The address of the entities listed herein is 270 University Avenue, Palo Alto, California 94301. HERE IS THE DISCLOSURE FROM THEIR MOST RECENT SECTION 13 FILING - 13,619,224 shares, of which (a) 5,941,120 are held by Data Collective IV, L.P. (“DCVC IV”), (b) 3,726,963 are held by DCVC V, L.P. (“DCVC V”) and (c) 3,951,141 are held by DCVC Opportunity Fund II, L.P. (“DCVC OF II”). Ocko is (i) a managing member of Data Collective IV GP, LLC (“DCVC IV GP”), the general partner of DCVC IV, (ii) a managing member of DCVC V GP, LLC (“DCVC V GP”), the general partner of DCVC V, and (iii) a managing member of DCVC Opportunity Fund II GP, LLC (“DCVC OF II GP”), the general partner of DCVC OF II, and may be deemed to have shared voting power with respect to such shares.
3.Consists of (a) 7,062,869 shares held of record by MDC Capital Partners (Ventures), LP and (b) 5,963,140 shares held of record by Thirty Fifth Investment Company LLC. MDC Capital Partners (Ventures) GP, LP is the general partner of MDC Capital Partners (Ventures), LP. MDC Capital Partners (Ventures) GP, LP has created an investment committee comprised of four individual members, which has the authority, by affirmative majority consent, to approve all investment and divestment decisions made with respect to MDC Capital Partners (Ventures), LP. Each of the members of the investment committee expressly disclaims beneficial ownership of the shares held by MDC Capital Partners (Ventures), LP. Thirty Fifth Investment Company LLC is a wholly owned subsidiary of Mamoura Diversified Global Holdings PJSC, which is a wholly owned subsidiary of Mubadala Investment Company PJSC, which is a wholly owned subsidiary of the Government of the Emirate of Abu Dhabi. The address of the entities listed herein is c/o Mubadala Capital, 22nd Floor Al Sila Tower, Abu Dhabi Global Market, Al Maryah Island, Abu Dhabi, United Arab Emirates.
4.These securities are held of record by Scottish Mortgage Investment Trust plc, or SMIT. As agent for SMIT, Baillie Gifford & Co may be deemed to share the power to direct the disposition and vote of the securities held by SMIT. Baillie Gifford & Co disclaims beneficial ownership of all shares held by SMIT. SMIT is a publicly traded company. The address for SMIT is c/o Baillie Gifford & Co, Calton Square, 1 Greenside Row, Edinburgh EH1 3AN, United Kingdom. HERE IS THEIR DISCLOSURE FROM THE MOST RECENT SECTION 13 FILING - Securities reported on this Schedule 13G as being beneficially owned by Baillie Gifford & Co. are held by Baillie Gifford & Co. and/or one or more of its investment adviser subsidiaries, which may include Baillie Gifford Overseas Limited, on behalf of investment advisory clients, which may include investment companies registered under the Investment Company Act, employee benefit plans, pension funds or other institutional clients. Securities representing more than 5% of the class are held on behalf of Scottish Mortgage Investment Trust PLC, a closed-ended investment trust which is managed by Baillie Gifford & Co Limited, a wholly owned subsiduary of Baillie Gifford & Co.

2022 Proxy Statement | Recursion | 37

TABLE OF CONTENTS |
5.Consists of (a) 7,022,334 shares of Class B common stock held of record by Dr. Gibson, (b) 146,875 shares of Class B common stock held by the Gibson Family Trust, (c) 550,000 shares of Class B common stock held by Lahwran-3 LLC, (d) 550,000 shares of Class B common stock held by Lahwran-4 LLC, (e) 38,855 shares of Class A common stock held by Dr. Gibson and assumes the exchange of such shares of Class A common stock for shares of Class B common stock, (f) 471,354 shares of Class A common stock subject to options held by Dr. Gibson that are exercisable and vested within 60 days of March 31, 2022 and assumes the exchange of such shares of Class A common stock for shares of Class B common stock, (g) 31,455 shares of Class A common stock subject to options held by Dr. Gibson that are exercisable and vested within 60 days of March 31, 2022, and (h) 13,010 shares of Class A common stock subject to restricted stock units held by Dr. Gibson that vest within 60 days of March 31, 2022.
6.Consists of (a) 85,849 shares held of record by Dr. Doyle, (b) 178,952 shares subject to options held by Dr. Doyle that are vested and exercisable within 60 days of March 31, 2022, and (c) 2,406 shares subject to restricted stock units held by Dr. Doyle that vest within 60 days of March 31, 2022.
7.Consists of (a) 133,380 shares held of record by Ms. Larson, (b) 666,860 shares subject to options held by Ms. Larson that are exercisable and vested exercisable within 60 days of March 31, 2022, and (c) 4,975 shares subject to restricted stock units held by Ms. Larson that vest within 60 days of March 31, 2022.
8.Consists of (a) 535,075 shares held of record by Mr. Secora, (b) 1,215,892 shares subject to options held by Mr. Secora that are exercisable and vested within 60 days of March 31, 2022, and (c) 3,646 shares subject to restricted stock units held by Mr. Secora that vest within 60 days of March 31, 2022.
9.Consists of (a) 67,545 shares held of record by Dr. Virani, (b) 353,669 shares subject to options held by Dr. Virani that are vested and exercisable within 60 days of March 31, 2022, and (c) 2,514 shares subject to restricted stock units held by Dr. Virani that vest within 60 days of March 31, 2022.
10.Consists of (a) the shares described in footnote (2) above and (b) 1,382 shares subject to restricted stock units held by Mr. Bogue that vest within 60 days of March 31, 2022.
11.Consists of (a) 7,651,146 shares held of record by Dr. Borgeson, (b) 12,500 shares subject to options held by Dr. Borgeson that are vested and exercisable within 60 days of March 31, 2022, and (c) 6,250 shares subject to restricted stock units held by Dr. Borgeson that vest within 60 days of March 31, 2022.
12.Consists of (a) 134,585 shares held of record by Ms. Burrell, (b) 165,625 shares subject to options held by Ms. Burrell that are vested and exercisable within 60 days of March 31, 2022, and (c) 6,250 shares subject to restricted stock units held by Ms. Burrell that vest within 60 days of March 31, 2022.
13.Consists of (a) 8,669 shares held of record by Dr. Chavez, (b) 285,937 shares subject to options held by Dr. Chavez that are vested and exercisable within 60 days of March 31, 2022, and (c) 6,250 shares subject to restricted stock units held by Dr. Chavez that vest within 60 days of March 31, 2022.
14.Consists of shares held of record by Mr. Dar.
15.Consists of (a) 7,862 shares held of record by Dr. Hershberg, (b) 296,875 shares subject to options held by Dr. Hershberg that are vested and exercisable within 60 days of March 31, 2022, and (c) 6,250 shares subject to restricted stock units held by Dr. Hershberg that vest within 60 days of March 31, 2022.
16.Consists of (a) 597,922 shares held of record by Dr. Li, (b) 1,422,048 shares held of record by the Dean Li and Ruth Li Revocable Trust, (c) 1,315,000 shares held of record by the Dean Y. Li 2021 GRAT, (d) 450,000 shares held of record by the Dean Y. Li 2021 Family Trust, (e) 9,259 shares subject to options held by Dr. Li that are vested and exercisable within 60 days of March 31, 2022, and (c) 4,629 shares subject to restricted stock units held by Dr. Li that vest within 60 days of March 31, 2022.
17.Consists of (a) 34,332,078 shares beneficially owned by our current executive officers and directors as of March 31, 2022, (b) 3,688,378 shares subject to options that are vested and exercisable within 60 days of March 31, 2022, and (c) 56,180 shares subject to restricted stock units that vest within 60 days of March 31, 2022.

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Delinquent Section 16(a) Reports
Our executive officers and directors and persons who own beneficially more than 10% of our equity securities are required under Section 16(a) of the Securities Exchange Act of 1934 to file reports of ownership and changes in their ownership of our securities with the SEC. They must also furnish copies of these reports to us. Based solely on a review of the copies of reports furnished to us and written representations that no other reports were required, we believe that for our 2021 fiscal year our executive officers, directors and 10% beneficial owners complied with all applicable Section 16(a) filing requirements.
Householding
Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our documents, including the annual report to stockholders and proxy statement, may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you upon written or oral request to Recursion Pharmaceuticals, Inc., 41 S. Rio Grande Street, Salt Lake City, Utah, Attention: Corporate Secretary, telephone: (385) 269-0203 or via email: Investor@Recursion.com. If you want to receive separate copies of the proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.
Stockholder Proposals
A stockholder who would like to have a proposal considered for inclusion in our 2023 proxy statement must submit the proposal in accordance with the procedures outlined in Rule 14a-8 of the Exchange Act so that it is received by us no later than December 29, 2022. However, if the date of the 2023 Annual Meeting of Stockholders is changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy statement for the 2023 Annual Meeting of Stockholders. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Stockholder proposals should be addressed Recursion Pharmaceuticals, Inc., 41 S. Rio Grande Street, Salt Lake City, Utah, Attention: Corporate Secretary.
If a stockholder wishes to propose a nomination of persons for election to the Board of Directors or present a proposal at an annual meeting but does not wish to have the proposal considered for inclusion in our proxy statement and proxy card, our bylaws establish an advance notice procedure for such nominations and proposals. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the Board of Directors or by a stockholder of record on the record date for the meeting, who is entitled to vote at the meeting and who has delivered timely notice in proper form to our corporate secretary of the stockholder’s intention to bring such business before the meeting.
The required notice must be in writing and received by our corporate secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is changed by more than 25 days from the first anniversary of the preceding year’s annual meeting, a stockholder’s notice must be so received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the tenth day following the day on which public disclosure of the date of such annual meeting. For stockholder proposals to be brought before the 2023 Annual Meeting of Stockholders, the required notice must be received by our corporate secretary at our principal executive offices no earlier than February 14, 2023 and no later than March 16, 2023. Stockholder proposals and the required notice should be addressed to Recursion Pharmaceuticals, Inc., 41 S. Rio Grande Street, Salt Lake City, Utah, Attention: Corporate Secretary.

2022 Proxy Statement | Recursion | 39

| TABLE OF CONTENTS
Other Matters
The Board of directors does not know of any other matters to be brought before the Annual Meeting. If any other matters not mentioned in this proxy statement are properly brought before the meeting, the individuals named in the enclosed proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.

40 | Recursion | 2022 Proxy Statement

*RECURSION PHARMACEUTICALS, INC.*
*41 SOUTH RIO GRANDE STREET*
*SALT LAKE CITY, UT 84101*

**SCAN TO**
**VIEW MATERIALS & VOTE**

**VOTE BY INTERNET**
*Before The Meeting* - Go to **www.proxyvote.com** **or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on June 13, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

*During The Meeting* - Go to **www.virtualshareholdermeeting.com/RXRX2022**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

**VOTE BY PHONE - 1-800-690-6903**
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on June 13, 2022. Have your proxy card in hand when you call and then follow the instructions.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D70032-P69380 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

**THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.**

**RECURSION PHARMACEUTICALS, INC.**

**The Board of Directors recommends you vote FOR the following:**

| | For All | Withhold All | For All Except |
|---|---|---|---|
| 1. Election of Directors | ▢ | ▢ | ▢ |

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

______________________

**Nominees:**

01) Zachary Bogue, J.D.
02) Zavain Dar
03) Robert Hershberg, M.D., Ph.D.

**The Board of Directors recommends you vote FOR the following proposal:**

| | For | Against | Abstain |
|---|---|---|---|
| 2. Ratify the appointment of Ernst and Young LLP as our independent registered public accounting firm for fiscal year ending December 31, 2022. | ▢ | ▢ | ▢ |

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

**Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:**
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

D70033-P69380

**RECURSION PHARMACEUTICALS, INC.**
**Annual Meeting of Stockholders**
**June 14, 2022 12:00 PM MT**
**This proxy is solicited by the Board of Directors**

The stockholder(s) hereby appoint(s) Christopher Gibson and Michael Secora, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Class A Common Stock and Class B Common Stock of RECURSION PHARMACEUTICALS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 12:00 PM, MT on June 14, 2022, Virtually at www.virtualshareholdermeeting.com/RXRX2022, and any adjournment or postponement thereof.

**This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.**

**Continued and to be signed on reverse side**

# Your **Vote** Counts!

**RECURSION PHARMACEUTICALS, INC.**

2022 Annual Meeting
Vote by June 13, 2022
11:59 PM ET

RECURSION PHARMACEUTICALS, INC.
41 SOUTH RIO GRANDE STREET
SALT LAKE CITY, UT 84101

D70038-P69380

## You invested in RECURSION PHARMACEUTICALS, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 14, 2022.**

## Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 31, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

### Smartphone users

Point your camera here and vote without entering a control number

### Vote Virtually at the Meeting*

June 14, 2022
12:00 PM MT

Virtually at:
www.virtualshareholdermeeting.com/RXRX2022

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

# THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

| Voting Items | Board Recommends |
|---|---|
| 1. Election of Directors<br>**Nominees:**<br>01) Zachary Bogue, J.D.<br>02) Zavain Dar<br>03) Robert Hershberg, M.D., Ph.D. | For |
| 2. Ratify the appointment of Ernst and Young LLP as our independent registered public accounting firm for fiscal year ending December 31, 2022. | For |

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D70039-P69380